UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6102

MFS SERIES TRUST VI

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

October 31, 2012

MFS® GLOBAL EQUITY FUND

LGE-ANN

MFS® GLOBAL EQUITY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

As 2012 winds down, economic uncertainty continues to dominate world financial markets. In the United States, all eyes are riveted to the ongoing budget deal negotiations and the specter of a “fiscal cliff.” Overseas, we see growth slowing in China and Japan, and the eurozone has entered its second recession in four years against a backdrop of double-digit unemployment and the continuing sovereign debt crisis.

Amidst the instability, there are silver linings — especially in the U.S. where the labor and housing markets have picked up, consumer confidence has risen and industrial output has increased. Additionally, a U.S. budgetary compromise could propel markets, unleashing pent-up spending and investments, which would help to revive both the U.S. and global economies.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, an emphasis on global research and our disciplined risk management approach anchor our uniquely collaborative investment process. Our global team of more than 200 investment professionals shares ideas and evaluates opportunities across continents, investment disciplines, and asset classes — all with a goal of building better insights, and ultimately better results — for our clients.

We are mindful of the many economic challenges we face locally, nationally and globally. It is more important than ever to maintain a long-term view, employ time-tested principles, such as asset allocation and diversification, and work closely with investment advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

December 14, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Linde AG	3.1%
Nestle S.A.	3.0%
Walt Disney Co.	2.8%
Diageo PLC	2.6%
Heineken N.V.	2.6%
Reckitt Benckiser Group PLC	2.6%
Honeywell International, Inc.	2.1%
Bayer AG	2.0%
Visa, Inc., “A”	2.0%
Oracle Corp.	2.0%

Equity sectors
Consumer Staples	20.3%
Financial Services	15.1%
Health Care	12.1%
Basic Materials	8.8%
Retailing	8.1%
Technology	8.0%
Industrial Goods & Services	7.6%
Leisure	7.2%
Special Products & Services	4.5%
Transportation	3.6%
Energy	2.6%
Autos & Housing	1.1%
Utilities & Communications	0.3%

Issuer country weightings (x)
United States	47.4%
United Kingdom	10.9%
Switzerland	9.0%
France	8.5%
Germany	7.9%
Netherlands	4.0%
Japan	3.7%
Canada	1.7%
Sweden	1.6%
Other Countries	5.3%

Currency exposure weightings (y)
United States Dollar	50.1%
Euro	21.2%
British Pound Sterling	10.9%
Swiss Franc	9.0%
Japanese Yen	3.7%
South Korean Won	1.0%
Danish Krone	0.8%
Indian Rupee	0.6%
Czech Koruna	0.5%
Other Currencies	2.2%

2

Portfolio Composition – continued

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets.

Percentages are based on net assets as of 10/31/12.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended October 31, 2012, Class A shares of the MFS Global Equity Fund (the “fund”) provided a total return of 12.96%, at net asset value. This compares with a return of 10.11% for the fund’s benchmark, the MSCI World Index.

Market Environment

Just prior to the beginning of the reporting period, markets were roiled by several global concerns. These included the aftermath of the U.S. sovereign debt-ceiling debacle, the path of eurozone integration and the scope of its bailout facilities, and the likelihood of a Chinese hard landing. Amidst this turmoil, global equity markets had declined sharply and credit spreads widened. At the same time, global consumer and producer sentiment indicators had fallen precipitously, while highly-rated sovereign bond yields hit multi-decade lows.

During the first half of the period, however, additional liquidity from the U.S. Federal Reserve (Fed), in the form of “Operation Twist”, and the European Central Bank (ECB), in the form of 3-year, Long Term Refinancing Operations, or LTROs, coupled with healthier global macroeconomic conditions led by moderate but sustained U.S. growth, ushered in improved market dynamics.

During the latter part of the period, market trends were more mixed. Worsening conditions were driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. However, broad market sentiment remained relatively resilient, as equity markets generally maintained gains and credit spreads did not indicate deterioration. A new round of monetary easing by the Fed (QE3) and the ECB (rate cut and a new bond purchase facility) towards the end of the period instilled additional confidence in risk markets. Nonetheless, towards the end of the period, weaker equity earnings reports and declining forward guidance caused market sentiment to soften.

Contributors to Performance

The combination of stock selection and an overweight position in the consumer staples sector contributed to performance relative to the MSCI World Index. The fund’s holdings of alcoholic beverage producer Diageo (United Kingdom), Dutch brewer Heineken, and paper products manufacturer Svenska Cellulosa Aktiebolaget (Sweden) bolstered relative returns. Shares of Heineken rose as the firm reached an agreement to purchase Fraser & Neave’s stake in their joint venture, Asia Pacific Breweries, effectively consolidating ownership under Heineken. Adding Singapore-based Asia Pacific Breweries, whose flagship brand is Tiger Beer, to its portfolio is a key element in Heineken’s growth strategy in the Asia region. Additionally, the company launched a new cost-saving program that will focus on more efficient global purchasing of commodities and services in order to offset higher input costs.

Security selection in the leisure sector was another positive factor for relative returns. The fund’s holdings of media conglomerate Walt Disney and gaming operator William Hill (b) (United Kingdom) aided relative results as both stocks outpaced the benchmark during the reporting period. Shares of Walt Disney benefited as the company reported better-than-expected results across its theme parks, cable, and broadcasting divisions.

4

Management Review – continued

In addition, investors appeared to have been encouraged by an improved outlook in the company’s film business helped by record-breaking box office results of “The Avengers”.

Stock selection in the basic materials sector also benefited relative results. However, there were no significant individual contributors within this sector for the reporting period.

Elsewhere, holdings of global payments technology company Visa, paint and coatings manufacturer Sherwin-Williams, healthcare products maker Bayer (Germany), South Korean microchip and electronics manufacturer Samsung Electronics (b), and pharmaceutical company Merck KGaA (Germany) were among the fund’s top relative contributors during the reporting period. Shares of Merck KGaA rose as the company reported strong earnings. Revenue from multiple sclerosis medication Rebif and cancer drug Erbitux, its two best-selling prescription drugs, rose more than expected, and the euro’s weakness boosted the value of overseas sales, which aided the stock’s performance.

Detractors from Performance

Stock selection in the technology sector detracted from the fund’s relative performance. Not holding shares of strong-performing computer and personal electronics maker Apple hurt relative returns. Overweight positions in Japanese printer and computer peripherals maker Canon and enterprise software products maker Oracle also hindered relative results. Shares of Canon came under pressure due to an inventory-led decline in the company’s laser beam printer business, currency headwinds, and weaker global growth.

Top relative detractors in other sectors included French food and beverage company Groupe Danone, oil and gas exploration company INPEX (Japan), and luxury goods company LVMH Moët Hennessy Louis Vuitton (France). Shares of LVMH underperformed the market as the company reported an unexpected decline in operating margins from its fashion & leather goods division. The company also continued to be pressured by the challenging macroeconomic environment in Europe. Not owning diversified industrial conglomerate General Electric, integrated oil and gas company Exxon Mobil, home improvement retailer Home Depot, and pharmaceutical giant Pfizer also held back relative performance as all four stocks outperformed the benchmark during the reporting period.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.

Respectfully,

David Mannheim	Roger Morley
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

5

Management Review – continued

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 10/31/12

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

7

Performance Summary – continued

Total Returns through 10/31/12

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	9/07/93	12.96%	0.86%	9.07%	N/A
B	12/29/86	12.13%	0.11%	8.24%	N/A
C	1/03/94	12.17%	0.11%	8.25%	N/A
I	1/02/97	13.26%	1.12%	9.34%	N/A
R1	4/01/05	12.23%	0.12%	N/A	5.41%
R2	10/31/03	12.71%	0.61%	N/A	7.64%
R3	4/01/05	12.99%	0.86%	N/A	6.19%
R4	4/01/05	13.23%	1.10%	N/A	6.47%
R5	6/01/12	N/A	N/A	N/A	12.03%
Comparative benchmark
MSCI World Index (f)		10.11%	(2.30)%	7.77%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		6.46%	(0.33)%	8.42%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		8.13%	(0.22)%	8.24%	N/A
C With CDSC (1% for 12 months) (x)		11.17%	0.11%	8.25%	N/A

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

MSCI World Index – a market capitalization-weighted index that is designed to measure equity market performance in the global developed markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share

8

Performance Summary – continued

classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, May 1, 2012 through October 31, 2012

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2012 through October 31, 2012.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/12	Ending Account Value 10/31/12	Expenses Paid During Period (p) 5/01/12-10/31/12
A	Actual	1.34%	$1,000.00	$1,025.58	$6.82
	Hypothetical (h)	1.34%	$1,000.00	$1,018.40	$6.80
B	Actual	2.09%	$1,000.00	$1,021.56	$10.62
	Hypothetical (h)	2.09%	$1,000.00	$1,014.63	$10.58
C	Actual	2.09%	$1,000.00	$1,021.51	$10.62
	Hypothetical (h)	2.09%	$1,000.00	$1,014.63	$10.58
I	Actual	1.09%	$1,000.00	$1,026.91	$5.55
	Hypothetical (h)	1.09%	$1,000.00	$1,019.66	$5.53
R1	Actual	2.09%	$1,000.00	$1,021.59	$10.62
	Hypothetical (h)	2.09%	$1,000.00	$1,014.63	$10.58
R2	Actual	1.59%	$1,000.00	$1,023.85	$8.09
	Hypothetical (h)	1.59%	$1,000.00	$1,017.14	$8.06
R3	Actual	1.34%	$1,000.00	$1,025.72	$6.82
	Hypothetical (h)	1.34%	$1,000.00	$1,018.40	$6.80
R4	Actual	1.09%	$1,000.00	$1,026.68	$5.55
	Hypothetical (h)	1.09%	$1,000.00	$1,019.66	$5.53
R5	Actual	1.04%	$1,000.00	$1,120.30	$4.61	(i)
	Hypothetical (h)	1.04%	$1,000.00	$1,019.91	$5.28

(h)	5% class return per year before expenses.
(i)	For the period from the class inception, June 1, 2012, through the stated period end.
(p)	Expenses paid are equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

11

PORTFOLIO OF INVESTMENTS

10/31/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 99.3%
Issuer	Shares/Par	Value ($)
Aerospace - 3.8%
Honeywell International, Inc.	283,198	$17,343,045
United Technologies Corp.	191,358	14,956,541

		$32,299,586
Alcoholic Beverages - 7.3%
Carlsberg Group	75,156	$6,483,525
Diageo PLC	781,284	22,328,716
Heineken N.V.	358,126	22,078,960
Pernod Ricard S.A.	97,139	10,454,034

		$61,345,235
Apparel Manufacturers - 4.0%
Burberry Group PLC	236,060	$4,441,782
Compagnie Financiere Richemont S.A.	155,026	10,054,301
LVMH Moet Hennessy Louis Vuitton S.A.	95,271	15,485,082
NIKE, Inc., “B”	37,210	3,400,250

		$33,381,415
Automotive - 0.9%
Delphi Automotive PLC (a)	196,156	$6,167,145
Harley-Davidson, Inc.	34,160	1,597,322

		$7,764,467
Broadcasting - 5.8%
Omnicom Group, Inc.	220,353	$10,557,112
Viacom, Inc., “B”	73,662	3,776,651
Walt Disney Co.	477,065	23,409,580
WPP Group PLC	840,568	10,844,950

		$48,588,293
Brokerage & Asset Managers - 0.6%
Deutsche Boerse AG	88,675	$4,799,732

Business Services - 4.3%
Accenture PLC, “A”	249,946	$16,848,860
Adecco S.A.	106,154	5,133,873
Brenntag AG	30,860	3,889,521
Compass Group PLC	918,611	10,080,378

		$35,952,632

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Chemicals - 1.7%
3M Co.	162,466	$14,232,022

Computer Software - 3.5%
Autodesk, Inc. (a)	176,636	$5,624,090
Check Point Software Technologies Ltd. (a)	71,720	3,193,692
Dassault Systemes S.A.	33,784	3,559,618
Oracle Corp.	551,453	17,122,616

		$29,500,016
Computer Software - Systems - 0.8%
Canon, Inc.	202,200	$6,529,771

Conglomerates - 0.2%
Smiths Group PLC	98,468	$1,678,013

Construction - 0.2%
Sherwin-Williams Co.	13,968	$1,991,557

Consumer Products - 7.1%
Beiersdorf AG	42,995	$3,126,896
Colgate-Palmolive Co.	121,194	12,720,522
International Flavors & Fragrances, Inc.	123,615	7,988,001
Procter & Gamble Co.	48,245	3,340,484
Reckitt Benckiser Group PLC	358,605	21,701,205
Svenska Cellulosa Aktiebolaget	555,073	10,812,078

		$59,689,186
Electrical Equipment - 3.8%
Amphenol Corp., “A”	131,478	$7,905,772
Legrand S.A.	288,314	11,106,310
Rockwell Automation, Inc.	26,031	1,849,763
Schneider Electric S.A.	182,999	11,441,060

		$32,302,905
Electronics - 2.9%
Altera Corp.	154,030	$4,694,834
Hoya Corp.	308,300	6,240,922
Microchip Technology, Inc.	173,795	5,448,473
Samsung Electronics Co. Ltd.	7,079	8,503,108

		$24,887,337
Energy - Independent - 0.7%
INPEX Corp.	1,030	$5,870,600

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Food & Beverages - 5.9%
Dr Pepper Snapple Group, Inc.	142,399	$6,101,797
Groupe Danone	238,045	14,632,605
J.M. Smucker Co.	43,285	3,706,927
Nestle S.A.	404,722	25,683,529

		$50,124,858
Food & Drug Stores - 1.8%
Lawson, Inc.	36,800	$2,705,950
Tesco PLC	665,500	3,435,031
Walgreen Co.	264,824	9,329,750

		$15,470,731
Gaming & Lodging - 0.6%
William Hill PLC	967,583	$5,277,657

General Merchandise - 1.1%
Target Corp.	142,296	$9,071,370

Insurance - 0.8%
Swiss Re Ltd.	97,698	$6,750,635

Major Banks - 5.7%
Bank of New York Mellon Corp.	519,828	$12,844,950
Goldman Sachs Group, Inc.	72,523	8,876,090
Standard Chartered PLC	515,986	12,186,161
State Street Corp.	316,535	14,107,965

		$48,015,166
Medical Equipment - 7.2%
DENTSPLY International, Inc.	173,446	$6,389,751
Medtronic, Inc.	237,569	9,878,119
Sonova Holding AG	47,441	4,770,589
St. Jude Medical, Inc.	361,015	13,812,434
Thermo Fisher Scientific, Inc.	273,104	16,675,730
Waters Corp. (a)	110,458	9,036,569

		$60,563,192
Network & Telecom - 0.8%
Cisco Systems, Inc.	385,466	$6,606,887

Oil Services - 1.9%
National Oilwell Varco, Inc.	104,436	$7,696,933
Schlumberger Ltd.	125,279	8,710,649

		$16,407,582

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Other Banks & Diversified Financials - 8.0%
Aeon Credit Service Co. Ltd.	157,200	$3,335,799
American Express Co.	152,945	8,560,332
Banco Santander Brasil S.A., ADR	422,809	2,875,101
Credicorp Ltd.	21,755	2,813,792
Erste Group Bank AG (a)	164,438	4,129,516
ICICI Bank Ltd.	260,654	5,088,555
Itau Unibanco Holding S.A., ADR	302,700	4,413,366
Julius Baer Group Ltd.	193,043	6,695,253
Komercni Banka A.S.	22,257	4,542,245
UBS AG	529,523	7,937,443
Visa, Inc., “A”	123,569	17,146,434

		$67,537,836
Pharmaceuticals - 4.9%
Bayer AG	198,100	$17,252,196
Johnson & Johnson	85,991	6,089,883
Merck KGaA	89,138	11,391,871
Roche Holding AG	34,002	6,538,987

		$41,272,937
Railroad & Shipping - 2.0%
Canadian National Railway Co.	169,412	$14,633,809
Kuehne & Nagel International AG	17,235	2,011,644

		$16,645,453
Restaurants - 0.8%
McDonald’s Corp.	81,710	$7,092,428

Specialty Chemicals - 7.1%
Akzo Nobel N.V.	215,136	$11,703,273
L’Air Liquide S.A.	43,091	5,082,568
Linde AG	155,952	26,227,299
Praxair, Inc.	96,790	10,280,066
Shin-Etsu Chemical Co. Ltd.	116,100	6,544,532

		$59,837,738
Specialty Stores - 1.2%
Hennes & Mauritz AB, “B”	91,737	$3,104,970
Sally Beauty Holdings, Inc. (a)	190,561	4,588,709
Urban Outfitters, Inc. (a)	75,291	2,692,406

		$10,386,085
Trucking - 1.6%
United Parcel Service, Inc., “B”	186,815	$13,684,199

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Utilities - Electric Power - 0.3%
Red Electrica de Espana	52,166	$2,445,971
Total Common Stocks (Identified Cost, $674,102,645)		$838,003,492

Money Market Funds - 0.6%
MFS Institutional Money Market Portfolio, 0.16%, at Cost and Net Asset Value (v)	5,292,919	$5,292,919
Total Investments (Identified Cost, $679,395,564)		$843,296,411

Other Assets, Less Liabilities - 0.1%		1,088,591
Net Assets - 100.0%		$844,385,002

(a)	Non-income producing security.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
PLC	Public Limited Company

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/12

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $674,102,645)	$838,003,492
Underlying affiliated funds, at cost and value	5,292,919
Total investments, at value (identified cost, $679,395,564)	$843,296,411
Cash	189,010
Receivables for
Investments sold	979,944
Fund shares sold	1,018,814
Interest and dividends	1,652,269
Total assets	$847,136,448
Liabilities
Payables for
Investments purchased	$674,012
Fund shares reacquired	1,496,943
Payable to affiliates
Investment adviser	63,253
Shareholder servicing costs	258,370
Distribution and service fees	13,165
Payable for independent Trustees’ compensation	28,497
Accrued expenses and other liabilities	217,206
Total liabilities	$2,751,446
Net assets	$844,385,002
Net assets consist of
Paid-in capital	$678,976,057
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $84,881 deferred country tax)	163,793,551
Accumulated net realized gain (loss) on investments and foreign currency	(5,573,570)
Undistributed net investment income	7,188,964
Net assets	$844,385,002
Shares of beneficial interest outstanding	31,831,872

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$344,015,756	13,000,609	$26.46
Class B	18,798,874	762,833	24.64
Class C	32,071,459	1,350,510	23.75
Class I	356,027,132	13,143,788	27.09
Class R1	2,968,420	123,015	24.13
Class R2	30,798,679	1,195,383	25.76
Class R3	21,663,547	823,183	26.32
Class R4	37,929,117	1,428,417	26.55
Class R5	112,018	4,134	27.10

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $28.07 [100 / 94.25 x $26.46]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/12

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$17,973,148
Interest	314,970
Dividends from underlying affiliated funds	12,101
Foreign taxes withheld	(1,084,774)
Total investment income	$17,215,445
Expenses
Management fee	$6,823,013
Distribution and service fees	1,497,795
Shareholder servicing costs	897,212
Administrative services fee	120,695
Independent Trustees’ compensation	22,879
Custodian fee	144,914
Shareholder communications	41,456
Audit and tax fees	57,965
Legal fees	10,037
Miscellaneous	173,902
Total expenses	$9,789,868
Fees paid indirectly	(7)
Reduction of expenses by investment adviser	(2,676)
Net expenses	$9,787,185
Net investment income	$7,428,260
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$5,376,562
Foreign currency	(23,006)
Net realized gain (loss) on investments and foreign currency	$5,353,556
Change in unrealized appreciation (depreciation)
Investments (net of $84,881 increase in deferred country tax)	$80,086,170
Translation of assets and liabilities in foreign currencies	(79,204)
Net unrealized gain (loss) on investments and foreign currency translation	$80,006,966
Net realized and unrealized gain (loss) on investments and foreign currency	$85,360,522
Change in net assets from operations	$92,788,782

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 10/31
	2012	2011
Change in net assets
From operations
Net investment income	$7,428,260	$5,920,784
Net realized gain (loss) on investments and foreign currency	5,353,556	13,671,347
Net unrealized gain (loss) on investments and foreign currency translation	80,006,966	(1,430,930)
Change in net assets from operations	$92,788,782	$18,161,201
Distributions declared to shareholders
From net investment income	$(6,000,003)	$(2,950,086)
From net realized gain on investments	(4,260,125)	—
Total distributions declared to shareholders	$(10,260,128)	$(2,950,086)
Change in net assets from fund share transactions	$66,060,490	$112,590,047
Total change in net assets	$148,589,144	$127,801,162
Net assets
At beginning of period	695,795,858	567,994,696
At end of period (including undistributed net investment income of $7,188,964 and $5,760,131, respectively)	$844,385,002	$695,795,858

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 10/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$23.79	$23.14	$20.30	$18.51	$31.71
Income (loss) from investment operations
Net investment income (d)	$0.23	$0.20	$0.14	$0.17	$0.27
Net realized and unrealized gain (loss) on investments and foreign currency	2.78	0.55	2.88	3.02	(10.09)
Total from investment operations	$3.01	$0.75	$3.02	$3.19	$(9.82)
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.10)	$(0.18)	$(0.29)	$(0.19)
From net realized gain on investments	(0.15)	—	—	(1.11)	(3.19)
Total distributions declared to shareholders	$(0.34)	$(0.10)	$(0.18)	$(1.40)	$(3.38)
Net asset value, end of period (x)	$26.46	$23.79	$23.14	$20.30	$18.51
Total return (%) (r)(s)(t)(x)	12.96	3.23	14.97	18.90	(34.51)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.34	1.37	1.43	1.53	1.44
Expenses after expense reductions (f)	1.34	1.37	1.43	1.53	1.44
Net investment income	0.93	0.82	0.63	0.99	1.05
Portfolio turnover	13	16	26	17	23
Net assets at end of period (000 omitted)	$344,016	$310,964	$305,179	$285,345	$260,535

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Years ended 10/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$22.13	$21.61	$18.97	$17.25	$29.79
Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$0.01	$(0.02)	$0.04	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	2.62	0.51	2.69	2.83	(9.41)
Total from investment operations	$2.66	$0.52	$2.67	$2.87	$(9.35)
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.03)	$(0.04)	$—
From net realized gain on investments	(0.15)	—	—	(1.11)	(3.19)
Total distributions declared to shareholders	$(0.15)	$—	$(0.03)	$(1.15)	$(3.19)
Net asset value, end of period (x)	$24.64	$22.13	$21.61	$18.97	$17.25
Total return (%) (r)(s)(t)(x)	12.13	2.41	14.10	18.04	(34.99)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.09	2.12	2.18	2.29	2.19
Expenses after expense reductions (f)	2.09	2.12	2.18	2.29	2.19
Net investment income (loss)	0.16	0.06	(0.12)	0.25	0.25
Portfolio turnover	13	16	26	17	23
Net assets at end of period (000 omitted)	$18,799	$20,797	$25,796	$29,964	$38,111

Class C	Years ended 10/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$21.37	$20.87	$18.35	$16.79	$29.11
Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$0.01	$(0.02)	$0.04	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	2.53	0.49	2.60	2.73	(9.17)
Total from investment operations	$2.57	$0.50	$2.58	$2.77	$(9.10)
Less distributions declared to shareholders
From net investment income	$(0.04)	$—	$(0.06)	$(0.10)	$(0.03)
From net realized gain on investments	(0.15)	—	—	(1.11)	(3.19)
Total distributions declared to shareholders	$(0.19)	$—	$(0.06)	$(1.21)	$(3.22)
Net asset value, end of period (x)	$23.75	$21.37	$20.87	$18.35	$16.79
Total return (%) (r)(s)(t)(x)	12.17	2.40	14.12	18.02	(34.99)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.09	2.12	2.18	2.28	2.19
Expenses after expense reductions (f)	2.09	2.12	2.18	2.28	2.19
Net investment income (loss)	0.17	0.07	(0.11)	0.24	0.30
Portfolio turnover	13	16	26	17	23
Net assets at end of period (000 omitted)	$32,071	$28,756	$28,424	$27,990	$26,139

See Notes to Financial Statements

22

Financial Highlights – continued

Class I	Years ended 10/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$24.35	$23.68	$20.76	$18.92	$32.33
Income (loss) from investment operations
Net investment income (d)	$0.30	$0.27	$0.21	$0.23	$0.34
Net realized and unrealized gain (loss) on investments and foreign currency	2.85	0.55	2.94	3.08	(10.30)
Total from investment operations	$3.15	$0.82	$3.15	$3.31	$(9.96)
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.15)	$(0.23)	$(0.36)	$(0.26)
From net realized gain on investments	(0.15)	—	—	(1.11)	(3.19)
Total distributions declared to shareholders	$(0.41)	$(0.15)	$(0.23)	$(1.47)	$(3.45)
Net asset value, end of period (x)	$27.09	$24.35	$23.68	$20.76	$18.92
Total return (%) (r)(s)(x)	13.26	3.47	15.26	19.23	(34.34)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.09	1.12	1.17	1.29	1.19
Expenses after expense reductions (f)	1.09	1.12	1.17	1.28	1.19
Net investment income	1.18	1.08	0.96	1.33	1.32
Portfolio turnover	13	16	26	17	23
Net assets at end of period (000 omitted)	$356,027	$281,561	$159,723	$30,417	$49,022

Class R1	Years ended 10/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$21.67	$21.16	$18.61	$17.02	$29.60
Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	$0.01	$(0.02)	$0.03	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	2.59	0.50	2.64	2.78	(9.31)
Total from investment operations	$2.62	$0.51	$2.62	$2.81	$(9.25)
Less distributions declared to shareholders
From net investment income	$(0.01)	$—	$(0.07)	$(0.11)	$(0.14)
From net realized gain on investments	(0.15)	—	—	(1.11)	(3.19)
Total distributions declared to shareholders	$(0.16)	$—	$(0.07)	$(1.22)	$(3.33)
Net asset value, end of period (x)	$24.13	$21.67	$21.16	$18.61	$17.02
Total return (%) (r)(s)(x)	12.23	2.41	14.13	18.05	(35.04)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.09	2.12	2.18	2.27	2.23
Expenses after expense reductions (f)	2.09	2.12	2.18	2.27	2.23
Net investment income (loss)	0.15	0.03	(0.12)	0.22	0.26
Portfolio turnover	13	16	26	17	23
Net assets at end of period (000 omitted)	$2,968	$3,581	$4,405	$4,140	$3,304

See Notes to Financial Statements

23

Financial Highlights – continued

Class R2	Years ended 10/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$23.16	$22.55	$19.78	$18.06	$31.08
Income (loss) from investment operations
Net investment income (d)	$0.16	$0.14	$0.08	$0.12	$0.21
Net realized and unrealized gain (loss) on investments and foreign currency	2.73	0.51	2.83	2.94	(9.88)
Total from investment operations	$2.89	$0.65	$2.91	$3.06	$(9.67)
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.04)	$(0.14)	$(0.23)	$(0.16)
From net realized gain on investments	(0.15)	—	—	(1.11)	(3.19)
Total distributions declared to shareholders	$(0.29)	$(0.04)	$(0.14)	$(1.34)	$(3.35)
Net asset value, end of period (x)	$25.76	$23.16	$22.55	$19.78	$18.06
Total return (%) (r)(s)(x)	12.71	2.90	14.80	18.59	(34.70)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.59	1.62	1.68	1.78	1.71
Expenses after expense reductions (f)	1.59	1.62	1.68	1.78	1.71
Net investment income	0.65	0.58	0.37	0.74	0.83
Portfolio turnover	13	16	26	17	23
Net assets at end of period (000 omitted)	$30,799	$21,832	$21,201	$19,227	$17,298

Class R3	Years ended 10/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$23.66	$23.02	$20.20	$18.41	$31.56
Income (loss) from investment operations
Net investment income (d)	$0.22	$0.20	$0.14	$0.16	$0.26
Net realized and unrealized gain (loss) on investments and foreign currency	2.79	0.54	2.87	3.02	(10.05)
Total from investment operations	$3.01	$0.74	$3.01	$3.18	$(9.79)
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.10)	$(0.19)	$(0.28)	$(0.17)
From net realized gain on investments	(0.15)	—	—	(1.11)	(3.19)
Total distributions declared to shareholders	$(0.35)	$(0.10)	$(0.19)	$(1.39)	$(3.36)
Net asset value, end of period (x)	$26.32	$23.66	$23.02	$20.20	$18.41
Total return (%) (r)(s)(x)	12.99	3.21	14.97	18.94	(34.56)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.34	1.37	1.43	1.52	1.47
Expenses after expense reductions (f)	1.34	1.37	1.43	1.52	1.47
Net investment income	0.91	0.83	0.65	0.96	1.04
Portfolio turnover	13	16	26	17	23
Net assets at end of period (000 omitted)	$21,664	$13,294	$13,903	$11,265	$8,939

See Notes to Financial Statements

24

Financial Highlights – continued

Class R4	Years ended 10/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$23.88	$23.22	$20.37	$18.56	$31.80
Income (loss) from investment operations
Net investment income (d)	$0.31	$0.25	$0.18	$0.22	$0.37
Net realized and unrealized gain (loss) on investments and foreign currency	2.77	0.56	2.90	3.03	(10.17)
Total from investment operations	$3.08	$0.81	$3.08	$3.25	$(9.80)
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.15)	$(0.23)	$(0.33)	$(0.25)
From net realized gain on investments	(0.15)	—	—	(1.11)	(3.19)
Total distributions declared to shareholders	$(0.41)	$(0.15)	$(0.23)	$(1.44)	$(3.44)
Net asset value, end of period (x)	$26.55	$23.88	$23.22	$20.37	$18.56
Total return (%) (r)(s)(x)	13.23	3.50	15.21	19.25	(34.40)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.09	1.12	1.18	1.28	1.23
Expenses after expense reductions (f)	1.09	1.12	1.18	1.28	1.23
Net investment income	1.23	1.04	0.85	1.25	1.39
Portfolio turnover	13	16	26	17	23
Net assets at end of period (000 omitted)	$37,929	$15,009	$9,364	$631	$552

Class R5	Year ended 10/31/12 (i)
Net asset value, beginning of period	$24.19
Income (loss) from investment operations
Net investment income (d)	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	2.86
Total from investment operations	$2.91
Net asset value, end of period (x)	$27.10
Total return (%) (r)(s)(x)	12.03	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.04	(a)
Expenses after expense reductions (f)	1.04	(a)
Net investment income	0.50	(a)
Portfolio turnover	13
Net assets at end of period (000 omitted)	$112

See Notes to Financial Statements

25

Financial Highlights – continued

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class inception, June 1, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Global Equity Fund (the fund) is a series of MFS Series Trust VI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In this reporting period the fund adopted FASB Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued

27

Notes to Financial Statements – continued

at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar

28

Notes to Financial Statements – continued

securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of October 31, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$838,003,492	$—	$—	$838,003,492
Mutual Funds	5,292,919	—	—	5,292,919
Total Investments	$843,296,411	$—	$—	$843,296,411

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $349,197,329 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Repurchase Agreements – The fund entered into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in short-term securities. A

29

Notes to Financial Statements – continued

portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended October 31, 2012, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax

30

Notes to Financial Statements – continued

purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and redemptions in-kind.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	10/31/12	10/31/11
Ordinary income (including any short-term capital gains)	$6,000,003	$2,950,086
Long-term capital gain	4,260,125	—
Total distributions	$10,260,128	$2,950,086

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/12
Cost of investments	$687,324,808
Gross appreciation	178,985,775
Gross depreciation	(23,014,172)
Net unrealized appreciation (depreciation)	$155,971,603
Undistributed ordinary income	8,089,589
Undistributed long-term capital gains	1,517,565
Other temporary differences	(169,812)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares

31

Notes to Financial Statements – continued

approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 10/31/12	Year ended 10/31/11	Year ended 10/31/12	Year ended 10/31/11
Class A	$2,520,166	$1,268,192	$1,879,698	$—
Class B	—	—	133,989	—
Class C	51,953	—	197,999	—
Class I	2,972,930	1,515,596	1,683,106	—
Class R1	2,105	—	24,167	—
Class R2	133,146	40,807	139,052	—
Class R3	120,603	62,007	89,395	—
Class R4	199,100	63,484	112,719	—
Total	$6,000,003	$2,950,086	$4,260,125	$—

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $2 billion	0.65%

The management fee incurred for the year ended October 31, 2012 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $83,531 for the year ended October 31, 2012, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

32

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$805,140
Class B	0.75%	0.25%	1.00%	1.00%	192,642
Class C	0.75%	0.25%	1.00%	1.00%	301,327
Class R1	0.75%	0.25%	1.00%	1.00%	32,105
Class R2	0.25%	0.25%	0.50%	0.50%	122,744
Class R3	—	0.25%	0.25%	0.25%	43,837
Total Distribution and Service Fees					$1,497,795

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2012 based on each class’ average daily net assets.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2012, were as follows:

Amount
Class A	$38,592
Class B	19,816
Class C	3,288

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2012, the fee was $279,584, which equated to 0.0369% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended October 31, 2012, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $617,628.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee

33

Notes to Financial Statements – continued

based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2012 was equivalent to an annual effective rate of 0.0159% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $1,090 and the Retirement Deferral plan resulted in an expense of $2,843. Both amounts are included in independent Trustees’ compensation for the year ended October 31, 2012. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $28,497 at October 31, 2012, and is included in “Payable for independent Trustees’ compensation” on the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended October 31, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $6,341 and are included in “Miscellaneous” expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $2,676, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital

34

Notes to Financial Statements – continued

and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” on the Statement of Operations. This money market fund does not pay a management fee to MFS.

On May 31, 2012, MFS purchased 4,134 shares of Class R5 for an aggregate amount of $100,000. At October 31, 2012, MFS held 100% of the outstanding shares of Class R5.

(4) Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, in-kind transactions, and short-term obligations, aggregated $176,871,801 and $99,827,400, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/12 (i)		Year ended 10/31/11
	Shares	Amount	Shares	Amount
Shares sold
Class A	2,202,491	$55,242,288	2,506,534	$60,979,847
Class B	100,505	2,315,915	142,573	3,237,623
Class C	289,485	6,430,021	230,257	5,073,111
Class I	4,021,839	102,177,749	6,110,449	149,637,888
Class R1	24,634	551,040	27,346	606,745
Class R2	485,360	11,851,892	265,389	6,348,577
Class R3	429,702	10,529,133	200,561	4,734,719
Class R4	976,580	23,171,372	301,674	7,266,405
Class R5	4,134	100,000	—	—
	8,534,730	$212,369,410	9,784,783	$237,884,915

Shares issued to shareholders in reinvestment of distributions
Class A	185,562	$4,087,924	48,458	$1,157,214
Class B	5,977	123,429	—	—
Class C	10,680	212,540	—	—
Class I	163,120	3,670,201	50,204	1,224,485
Class R1	1,299	26,272	—	—
Class R2	12,351	265,419	1,697	39,561
Class R3	9,585	209,998	2,611	62,007
Class R4	14,141	311,819	2,654	63,484
	402,715	$8,907,602	105,624	$2,546,751

35

Notes to Financial Statements – continued

	Year ended 10/31/12 (i)		Year ended 10/31/11
	Shares	Amount	Shares	Amount

Shares reacquired
Class A	(2,460,582)	$(60,367,026)	(2,668,160)	$(64,375,126)
Class B	(283,362)	(6,490,440)	(396,682)	(8,985,399)
Class C	(295,047)	(6,552,350)	(246,922)	(5,350,823)
Class I	(2,606,200)	(65,351,324)	(1,340,688)	(33,436,404)
Class R1	(68,142)	(1,550,973)	(70,302)	(1,558,239)
Class R2	(244,824)	(5,752,466)	(264,894)	(6,346,664)
Class R3	(178,003)	(4,449,157)	(245,177)	(5,878,516)
Class R4	(190,911)	(4,702,786)	(78,892)	(1,910,448)
	(6,327,071)	$(155,216,522)	(5,311,717)	$(127,841,619)

Net change
Class A	(72,529)	$(1,036,814)	(113,168)	$(2,238,065)
Class B	(176,880)	(4,051,096)	(254,109)	(5,747,776)
Class C	5,118	90,211	(16,665)	(277,712)
Class I	1,578,759	40,496,626	4,819,965	117,425,969
Class R1	(42,209)	(973,661)	(42,956)	(951,494)
Class R2	252,887	6,364,845	2,192	41,474
Class R3	261,284	6,289,974	(42,005)	(1,081,790)
Class R4	799,810	18,780,405	225,436	5,419,441
Class R5	4,134	100,000	—	—
	2,610,374	$66,060,490	4,578,690	$112,590,047

(i)	For Class R5, the period is from inception, June 1, 2012, through the stated period end.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended October 31, 2012, the fund’s commitment fee and interest expense were $4,973 and $0, respectively, and are included in “Miscellaneous” expense on the Statement of Operations.

36

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	5,616,851	155,956,400	(156,280,332)	5,292,919

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$12,101	$5,292,919

(8) Redemption In-Kind

On February 27, 2012, the fund recorded redemption proceeds for a distribution in-kind of portfolio securities that were valued at $13,288,305. The redeeming shareholder generally receives a pro rata share of the securities held by the fund. The distribution of such securities generated a realized gain of $5,111,953 for the fund.

37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust VI and Shareholders of MFS Global Equity Fund:

We have audited the accompanying statement of assets and liabilities of MFS Global Equity Fund (the Fund) (one of the portfolios comprising MFS Series Trust VI), including the portfolio of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Equity Fund at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 19, 2012

38

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of December 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 67)	Trustee	December 2004	Private investor; Rouse Properties Inc. (real estate), Director	N/A

39

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A
J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A
Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Asset Management, Director and Senior Counsel (until 2012)	N/A

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008);	N/A
Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 41)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

42

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank One Chase Manhattan Plaza New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
David Mannheim Roger Morley

43

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2012 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2011 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper, Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative

44

Board Review of Investment Advisory Agreement – continued

performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2011, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2011 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Lipper expense group median, and the Fund’s total expense ratio was approximately at the Lipper expense group median.

45

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to institutional accounts, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion. The Trustees concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other

46

Board Review of Investment Advisory Agreement – continued

factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2012.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

47

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2012 income tax forms in January 2013. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

The fund designates $4,769,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 77.16% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

Income derived from foreign sources was $8,780,021. The fund intends to pass through foreign tax credits of $620,781 for the fiscal year.

48

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

49

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

50

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

October 31, 2012

MFS® GLOBAL TOTAL RETURN FUND

MWT-ANN

MFS® GLOBAL TOTAL RETURN FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

As 2012 winds down, economic uncertainty continues to dominate world financial markets. In the United States, all eyes are riveted to the ongoing budget deal negotiations and the specter of a “fiscal cliff.” Overseas, we see growth slowing in China and Japan, and the eurozone has entered its second recession in four years against a backdrop of double-digit unemployment and the continuing sovereign debt crisis.

Amidst the instability, there are silver linings — especially in the U.S. where the labor and housing markets have picked up, consumer confidence has risen and industrial output has increased. Additionally, a U.S. budgetary compromise could propel markets, unleashing pent-up spending and investments, which would help to revive both the U.S. and global economies.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, an emphasis on global research and our disciplined risk management approach anchor our uniquely collaborative investment process. Our global team of more than 200 investment professionals shares ideas and evaluates opportunities across continents, investment disciplines, and asset classes — all with a goal of building better insights, and ultimately better results — for our clients.

We are mindful of the many economic challenges we face locally, nationally and globally. It is more important than ever to maintain a long-term view, employ time-tested principles, such as asset allocation and diversification, and work closely with investment advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

December 14, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Government of Japan, 1.1%, 2020	2.1%
DDI Corp.	1.5%
Philip Morris International Inc.	1.4%
Lockheed Martin Corp.	1.4%
US Treasury Notes, 3.5%, 2020	1.3%
Pfizer, Inc.	1.3%
Johnson & Johnson	1.2%
Government of Japan, 1.7%, 2017	1.1%
Bayer AG	1.1%
Roche Holdings AG	1.1%

Composition including fixed income credit quality (a)(i)
AAA	12.3%
AA	1.1%
A	8.2%
BBB	8.4%
B	0.1%
U.S. Government	3.5%
Federal Agencies	4.6%
Non-Fixed Income	58.6%
Cash & Other	3.2%

Equity sectors
Financial Services	10.6%
Consumer Staples	9.7%
Health Care	8.1%
Industrial Goods & Services	5.2%
Utilities & Communications	5.1%
Energy	4.1%
Technology	3.6%
Leisure	3.4%
Special Products & Services	3.0%
Basic Materials	1.9%
Retailing	1.7%
Autos & Housing	1.3%
Transportation	0.9%

Fixed income sectors (i)
Non-U.S. Government Bonds	21.2%
High Grade Corporates	5.8%
Mortgage-Backed Securities	4.2%
U.S. Treasury Securities	3.5%
Emerging Markets Bonds	1.6%
Commercial Mortgage-Backed Securities	1.5%
U.S. Government Agencies	0.4%
Collateralized Debt Obligations (o)	0.0%

Portfolio Composition – continued

Issuer country weightings (i)(x)
United States	45.8%
Japan	13.2%
United Kingdom	11.9%
Germany	5.0%
Switzerland	3.6%
France	2.7%
Italy	2.6%
Netherlands	2.5%
Canada	2.2%
Other Countries	10.5%

Currency exposure weightings (i)(y)
United States Dollar	46.2%
Euro	17.3%
Japanese Yen	15.7%
British Pound Sterling	11.1%
Swiss Franc	3.7%
Canadian Dollar	1.3%
Australian Dollar	0.7%
Taiwan Dollar	0.7%
Norwegian Krone	0.4%
Other Countries	2.9%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and commodities. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(o)	Less than 0.1%
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets.

Percentages are based on net assets as of 10/31/12.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended October 31, 2012, Class A shares of the MFS Global Total Return Fund (the “fund”) provided a total return of 8.81%, at net asset value. This compares with a return of 10.11% and 3.54% for the fund’s benchmarks, the MSCI World Index and the Barclays Global Aggregate Bond Index (“Barclays Index”), respectively. The fund’s other benchmark, the MFS Global Total Return Blended Index (“Blended Index”), generated a total return of 7.61%. The Blended Index reflects the blended returns of the equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

Just prior to the beginning of the reporting period, markets were roiled by several global concerns. These included the aftermath of the U.S. sovereign debt-ceiling debacle, the path of eurozone integration and the scope of its bailout facilities, and the likelihood of a Chinese hard landing. Amidst this turmoil, global equity markets had declined sharply and credit spreads widened. At the same time, global consumer and producer sentiment indicators had fallen precipitously, while highly-rated sovereign bond yields hit multi-decade lows.

During the first half of the period, however, additional liquidity from the U.S. Federal Reserve (Fed), in the form of “Operation Twist”, and the European Central Bank (ECB), in the form of 3-year, Long Term Refinancing Operations, or LTROs, coupled with healthier global macroeconomic conditions led by moderate but sustained U.S. growth, ushered in improved market dynamics.

During the latter part of the period, market trends were more mixed. Worsening conditions were driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. However, broad market sentiment remained relatively resilient, as equity markets generally maintained gains and credit spreads did not indicate deterioration. A new round of monetary easing by the Fed (QE3) and the ECB (rate cut and a new bond purchase facility) towards the end of the period instilled additional confidence in risk markets. Nonetheless, towards the end of the period, weaker equity earnings reports and declining forward guidance caused market sentiment to soften.

Detractors from Performance

Within the equity portion of the fund, weak stock selection in the utilities & communications sector detracted from performance relative to the MSCI World Index. The fund’s holdings of telecommunications services provider Koninklijike KPN (h) weighed on relative results as its stock price struggled throughout the period after the company cut its dividend and concerns about new competition entering the industry stifled performance.

Elsewhere, the fund’s holdings of food and beverage producer Groupe Danone (France), oil and gas exploration and production company Occidental Petroleum, parcel

Management Review – continued

delivery services company Yamato Holdings (Japan), Swedish telecommunications company Ericsson, mail room equipment supplier Neopost (France), and multi-industrial company Johnson Controls were among the fund’s top relative detractors for the reporting period. Shares of Groupe Danone declined during the period as the deteriorating economic climate in southern Europe took a toll on the company’s sales in this region. Not holding shares of strong-performing computer and personal electronics maker Apple, diversified industrial conglomerate General Electric, and home maintenance supply retail chain Home Depot also dampened relative results.

Within the fixed income portion of the fund, the fund’s lesser exposure to eurozone bonds held back results relative to the Barclays Index.

Contributors to Performance

Within the equity portion of the fund, the combination of an underweight position and stock selection in the basic materials sector benefited performance relative to the MSCI World Index. Holdings of protective and decorative coatings manufacturer PPG Industries supported relative returns as the company reported solid earnings growth throughout the year mainly due to benefits from restructuring and moderating raw materials costs.

Strong stock selection in the special products & services sector was another positive factor for relative results. Holding shares of information technology solutions provider Amadeus Holdings AG (Spain) strengthened relative performance as solid volume growth boosted earnings.

Stock selection in the industrial goods & services sector also helped relative returns. The fund’s holdings of strong-performing defense contractor Lockheed Martin bolstered relative results. The company reported robust operating results and strong cash flow during the period.

An overweight position and stock selection in the consumer staples sector aided relative performance. Holdings of tobacco company Philip Morris International, Dutch brewer Heineken, and German consumer products company Henkel were among the fund’s top relative contributors. Shares of Philip Morris rose during the period, led by solid earnings growth buoyed by its geographical diversification, despite the troubles in Europe and tough comparables in Japan from the previous year due to the recovery of the natural disaster.

Securities in other sectors that contributed to relative returns included holdings of healthcare companies Bayer (Germany) and Pfizer, media conglomerate Walt Disney, and semi-conductor manufacturer Taiwan Semiconductor (b) (Taiwan).

Within the fixed income portion of the fund, the return from yield, which was greater than that of the Barclays Index, was a key contributor to relative performance. Yield curve (y) positioning in the U.S., particularly the fund’s greater exposure to shifts in the long end (centered around maturities of 10 or more years) of the yield curve, was another area of relative strength as the curve flattened. A greater exposure to

Management Review – continued

U.S. bonds within the banking, financial, and industrial sectors, as well as to U.S. dollar-denominated Latin American debt, also benefited relative returns.

Respectfully,

Nevin Chitkara	Steven Gorham	Richard Hawkins
Portfolio Manager	Portfolio Manager	Portfolio Manager

Benjamin Stone	Erik Weisman	Barnaby Wiener
Portfolio Manager	Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the fund at period end.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type. A normal yield curve is upward-sloping, with short term-rates lower than long term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 10/31/12

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns as of: 10/31/12

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	9/04/90	8.81%	2.86%	8.34%	N/A
B	9/07/93	8.01%	2.13%	7.60%	N/A
C	1/03/94	8.05%	2.13%	7.59%	N/A
I	1/02/97	9.08%	3.16%	8.68%	N/A
R1	4/01/05	8.01%	2.11%	N/A	5.06%
R2	10/31/03	8.55%	2.64%	N/A	7.18%
R3	4/01/05	8.84%	2.89%	N/A	5.85%
R4	4/01/05	9.06%	3.15%	N/A	6.13%
R5	6/01/12	N/A	N/A	N/A	8.16%
Comparative benchmarks
MSCI World Index (f)		10.11%	(2.30)%	7.77%	N/A
MFS Global Total Return Blended Index (f)(y)		7.61%	1.32%	7.55%	N/A
Barclays Global Aggregate Bond Index (f)		3.54%	5.85%	6.46%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		2.55%	1.65%	7.70%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		4.01%	1.79%	7.60%	N/A
C With CDSC (1% for 12 months) (x)		7.05%	2.13%	7.59%	N/A

Class I, R1, R2, R3, R4 and R5 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.
(y)	MFS Global Total Return Blended Index is at a point in time and allocations during the period can change. As of October 31, 2012, the blended index was comprised of 60% MSCI World Index and 40% Barclays Global Aggregate Bond Index.

Benchmark Definitions

Barclays Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate

Performance Summary – continued

Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

MSCI World Index – a market capitalization-weighted index that is designed to measure equity market performance in the global developed markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

May 1, 2012 through October 31, 2012

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2012 through October 31, 2012.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/12	Ending Account Value 10/31/12	Expenses Paid During Period (p) 5/01/12-10/31/12
A	Actual	1.25%	$1,000.00	$1,028.04	$6.37
	Hypothetical (h)	1.25%	$1,000.00	$1,018.85	$6.34
B	Actual	2.00%	$1,000.00	$1,024.12	$10.18
	Hypothetical (h)	2.00%	$1,000.00	$1,015.08	$10.13
C	Actual	2.00%	$1,000.00	$1,024.49	$10.18
	Hypothetical (h)	2.00%	$1,000.00	$1,015.08	$10.13
I	Actual	1.00%	$1,000.00	$1,029.62	$5.10
	Hypothetical (h)	1.00%	$1,000.00	$1,020.11	$5.08
R1	Actual	2.00%	$1,000.00	$1,023.83	$10.17
	Hypothetical (h)	2.00%	$1,000.00	$1,015.08	$10.13
R2	Actual	1.50%	$1,000.00	$1,026.37	$7.64
	Hypothetical (h)	1.50%	$1,000.00	$1,017.60	$7.61
R3	Actual	1.25%	$1,000.00	$1,028.12	$6.37
	Hypothetical (h)	1.25%	$1,000.00	$1,018.85	$6.34
R4	Actual	1.00%	$1,000.00	$1,029.19	$5.10
	Hypothetical (h)	1.00%	$1,000.00	$1,020.11	$5.08
R5	Actual	0.94%	$1,000.00	$1,081.64	$4.09	(i)
	Hypothetical (h)	0.94%	$1,000.00	$1,020.41	$4.77

(h)	5% class return per year before expenses.
(i)	For the period from the class inception, June 1, 2012, through the stated period end.
(p)	Expenses paid are equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

10/31/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 58.6%
Issuer	Shares/Par	Value ($)
Aerospace - 3.3%
Cobham PLC	799,134	$2,772,645
Honeywell International, Inc.	97,960	5,999,070
Lockheed Martin Corp.	129,940	12,171,480
Northrop Grumman Corp.	36,370	2,498,255
United Technologies Corp.	80,250	6,272,340

		$29,713,790
Alcoholic Beverages - 1.1%
Heineken N.V.	154,614	$9,532,166

Automotive - 0.6%
Johnson Controls, Inc.	94,830	$2,441,873
USS Co. Ltd.	26,580	2,793,514

		$5,235,387
Broadcasting - 1.9%
Fuji Television Network, Inc.	1,407	$2,083,269
Nippon Television Holdings, Inc.	151,000	1,953,940
Omnicom Group, Inc.	75,340	3,609,539
Viacom, Inc., “B”	66,770	3,423,298
Walt Disney Co.	119,510	5,864,356

		$16,934,402
Brokerage & Asset Managers - 1.0%
BlackRock, Inc.	23,974	$4,547,388
Computershare Ltd.	178,574	1,610,854
Daiwa Securities Group, Inc.	659,000	2,625,103

		$8,783,345
Business Services - 3.0%
Accenture PLC, “A”	134,260	$9,050,466
Amadeus Holdings AG	192,575	4,767,476
Bunzl PLC	222,368	3,678,175
Compass Group PLC	446,390	4,898,461
Dun & Bradstreet Corp.	29,310	2,375,282
Nomura Research Institute Ltd.	109,600	2,327,095

		$27,096,955
Cable TV - 0.4%
Comcast Corp., “Special A”	106,730	$3,889,241

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Chemicals - 1.5%
3M Co.	60,960	$5,340,096
Givaudan S.A.	3,120	3,122,345
PPG Industries, Inc.	39,090	4,576,657

		$13,039,098
Computer Software - 0.6%
Oracle Corp.	166,640	$5,174,172

Computer Software - Systems - 1.1%
Canon, Inc.	38,100	$1,230,387
International Business Machines Corp.	39,400	7,664,482
Konica Minolta Holdings, Inc.	136,500	906,238

		$9,801,107
Construction - 0.7%
Geberit AG	11,557	$2,382,631
Stanley Black & Decker, Inc.	55,480	3,844,764

		$6,227,395
Consumer Products - 2.9%
Henkel KGaA, IPS	92,298	$7,370,531
Kao Corp.	226,000	6,347,138
Kose Corp.	66,600	1,437,452
Procter & Gamble Co.	77,060	5,335,634
Reckitt Benckiser Group PLC	88,454	5,352,849

		$25,843,604
Electrical Equipment - 1.4%
Danaher Corp.	63,320	$3,275,544
Legrand S.A.	107,456	4,139,375
Pentair Ltd.	12,625	533,280
Spectris PLC	65,320	1,821,487
Tyco International Ltd.	115,790	3,111,277

		$12,880,963
Electronics - 1.2%
Halma PLC	280,505	$1,866,790
Hirose Electric Co. Ltd.	15,700	1,679,544
Intel Corp.	75,450	1,631,606
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	370,074	5,884,177

		$11,062,117

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Energy - Independent - 0.9%
Cairn Energy PLC	490,338	$2,217,966
Occidental Petroleum Corp.	72,660	5,737,234

		$7,955,200
Energy - Integrated - 3.1%
BP PLC	1,006,744	$7,201,999
Chevron Corp.	56,940	6,275,357
Exxon Mobil Corp.	74,610	6,802,194
Royal Dutch Shell PLC, “A”	221,235	7,586,632

		$27,866,182
Food & Beverages - 2.4%
General Mills, Inc.	96,910	$3,884,153
Groupe Danone	153,693	9,447,495
Nestle S.A.	120,069	7,619,540

		$20,951,188
Food & Drug Stores - 1.0%
CVS Caremark Corp.	106,990	$4,964,336
Lawson, Inc.	51,500	3,786,860

		$8,751,196
General Merchandise - 0.6%
Target Corp.	83,660	$5,333,325

Insurance - 3.6%
Aon PLC	61,000	$3,290,950
Hiscox Ltd.	306,620	2,377,058
ING Groep N.V. (a)	390,269	3,447,854
Jardine Lloyd Thompson Group PLC	150,085	1,800,755
MetLife, Inc.	152,300	5,405,127
Prudential Financial, Inc.	54,810	3,126,911
Swiss Re Ltd.	67,126	4,638,203
Travelers Cos., Inc.	62,490	4,433,041
Zurich Insurance Group AG	13,030	3,210,979

		$31,730,878
Leisure & Toys - 0.4%
Hasbro, Inc.	94,240	$3,391,698

Machinery & Tools - 0.5%
GLORY Ltd.	71,700	$1,740,631
Neopost S.A.	42,162	2,308,070

		$4,048,701

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Major Banks - 4.0%
Bank of New York Mellon Corp.	217,158	$5,365,974
Goldman Sachs Group, Inc.	32,260	3,948,301
HSBC Holdings PLC	692,844	6,806,853
JPMorgan Chase & Co.	203,370	8,476,462
State Street Corp.	64,180	2,860,503
Sumitomo Mitsui Financial Group, Inc.	53,600	1,640,967
Toronto-Dominion Bank	21,907	1,781,733
Wells Fargo & Co.	151,290	5,096,960

		$35,977,753
Medical & Health Technology & Services - 0.5%
Kobayashi Pharmaceutical Co. Ltd.	45,100	$2,381,266
Quest Diagnostics, Inc.	35,340	2,039,825

		$4,421,091
Medical Equipment - 0.8%
Medtronic, Inc.	104,860	$4,360,079
St. Jude Medical, Inc.	74,180	2,838,127

		$7,198,206
Network & Telecom - 0.7%
Ericsson, Inc., “B”	572,120	$5,028,660
Nokia Oyj	511,980	1,378,967

		$6,407,627
Oil Services - 0.1%
Transocean, Inc.	20,070	$916,998

Other Banks & Diversified Financials - 1.1%
DNB A.S.A.	264,355	$3,301,366
Hachijuni Bank Ltd.	175,000	903,169
MasterCard, Inc., “A”	6,130	2,825,501
North Pacific Ltd. (a)	237,500	612,865
Western Union Co.	140,510	1,784,477

		$9,427,378
Pharmaceuticals - 6.8%
Abbott Laboratories	108,380	$7,101,058
Bayer AG	114,044	9,931,900
GlaxoSmithKline PLC	397,364	8,890,878
Johnson & Johnson	146,940	10,406,291
Pfizer, Inc.	478,840	11,908,751

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Pharmaceuticals - continued
Roche Holding AG	51,098	$9,826,749
Santen Pharmaceutical Co. Ltd.	53,800	2,355,393

		$60,421,020
Printing & Publishing - 0.4%
Pearson PLC	170,280	$3,421,127

Railroad & Shipping - 0.2%
Canadian National Railway Co.	17,290	$1,493,510

Real Estate - 0.9%
Deutsche Wohnen AG	271,360	$4,973,367
GSW Immobilien AG	74,019	3,045,607

		$8,018,974
Restaurants - 0.3%
McDonald’s Corp.	32,830	$2,849,644

Specialty Chemicals - 0.4%
Shin-Etsu Chemical Co. Ltd.	61,500	$3,466,742

Specialty Stores - 0.1%
Esprit Holdings Ltd.	852,700	$1,109,053

Telecommunications - Wireless - 2.8%
KDDI Corp.	176,400	$13,700,113
NTT DoCoMo, Inc.	1,925	2,828,542
Vodafone Group PLC	3,222,796	8,750,324

		$25,278,979
Telephone Services - 1.9%
AT&T, Inc.	197,030	$6,815,268
China Unicom (Hong Kong) Ltd.	1,018,000	1,662,942
Deutsche Telekom AG	285,930	3,264,687
TDC A.S.	310,574	2,139,620
Telecom Italia S.p.A.	4,153,293	3,316,107

		$17,198,624
Tobacco - 3.3%
British American Tobacco PLC	152,687	$7,563,206
Japan Tobacco, Inc.	234,900	6,491,161
Lorillard, Inc.	30,270	3,511,623
Philip Morris International, Inc.	138,110	12,231,022

		$29,797,012

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Common Stocks - continued
Trucking - 0.7%
United Parcel Service, Inc., “B”		21,960	$1,608,570
Yamato Holdings Co. Ltd.		313,000	4,763,811

			$6,372,381
Utilities - Electric Power - 0.4%
PG&E Corp.		80,190	$3,409,679
Total Common Stocks (Identified Cost, $429,237,843)			$522,427,908

Bonds - 37.8%
Asset-Backed & Securitized - 1.5%
Bayview Commercial Asset Trust, FRN, 1.715%, 2023 (z)	CAD	560,000	$560,475
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 2049		$1,489,951	1,712,305
Commercial Mortgage Pass-Through Certificates, “A3”, 5.293%, 2049		995,797	1,035,784
Commercial Mortgage Pass-Through Certificates, “A4”, 5.306%, 2046		995,797	1,145,024
G-Force LLC, CDO, “A2”, 4.83%, 2036 (z)		436,903	439,633
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, FRN, 5.813%, 2049		1,058,797	1,141,189
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, FRN, 5.971%, 2051		1,813,786	1,934,085
JPMorgan Chase Commercial Mortgage Securities Corp., “A4”, FRN, 5.813%, 2049		1,040,000	1,217,774
Merrill Lynch Mortgage Trust, “A3”, FRN, 5.846%, 2050		214,544	229,906
Merrill Lynch Mortgage Trust, FRN, 5.846%, 2050		1,040,000	1,180,551
Wachovia Bank Commercial Mortgage Trust, “A3”, FRN, 5.922%, 2051		2,070,000	2,180,310
Wachovia Bank Commercial Mortgage Trust, “A4”, FRN, 5.922%, 2051		510,000	605,371

			$13,382,407
Automotive - 0.4%
Daimler Finance North America LLC, 1.3%, 2015 (n)		$1,610,000	$1,621,703
Hyundai Capital America, 2.125%, 2017 (n)		129,000	129,659
Nissan Motor Acceptance Corp., 1.95%, 2017 (n)		87,000	88,314
Toyota Motor Credit Corp., 0.875%, 2015		1,570,000	1,577,333
Volkswagen International Finance N.V., 2.375%, 2017 (n)		534,000	552,663

			$3,969,672
Biotechnology - 0.2%
Life Technologies Corp., 6%, 2020		$1,390,000	$1,663,648

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Broadcasting - 0.1%
NBCUniversal Media LLC, 5.15%, 2020	$728,000	$871,817

Building - 0.1%
Owens Corning, Inc., 6.5%, 2016	$770,000	$866,743

Cable TV - 0.2%
DIRECTV Holdings LLC, 5.2%, 2020	$667,000	$768,198
Time Warner Cable, Inc., 5%, 2020	688,000	809,892

		$1,578,090
Chemicals - 0.1%
Dow Chemical Co., 8.55%, 2019	$580,000	$786,542

Consumer Products - 0.1%
Newell Rubbermaid, Inc., 4.7%, 2020	$730,000	$813,559

Electrical Equipment - 0.0%
Ericsson, Inc., 4.125%, 2022	$395,000	$414,656

Emerging Market Quasi-Sovereign - 0.9%
Banco do Brasil (Cayman Branch), 6%, 2020 (n)	$710,000	$828,925
Banco do Nordeste do Brasil (BNB), 3.625%, 2015 (n)	319,000	330,165
BNDES Participacoes S.A., 6.5%, 2019 (n)	192,000	239,520
CEZ A.S., 4.25%, 2022 (n)	823,000	881,433
CNPC (HK) Overseas Capital Ltd., 4.5%, 2021 (n)	305,000	341,795
Comision Federal de Electricidad, 5.75%, 2042 (n)	677,000	768,395
Corporacion Nacional del Cobre de Chile, 3.75%, 2020 (n)	271,000	293,657
Empresa Nacional del Petroleo, 6.25%, 2019	265,000	308,270
Pemex Project Funding Master Trust, 5.75%, 2018	523,000	609,295
Petrobras International Finance Co., 5.375%, 2021	1,049,000	1,189,625
Petroleos Mexicanos, 6%, 2020	408,000	487,560
Petroleos Mexicanos, 5.5%, 2021	232,000	270,860
PTT PLC, 3.375%, 2022 (z)	1,400,000	1,381,185

		$7,930,685
Emerging Market Sovereign - 0.4%
Federative Republic of Brazil, 5.625%, 2041	$695,000	$889,600
Republic of Colombia, 6.125%, 2041	613,000	836,745
Republic of Peru, 7.35%, 2025	700,000	1,018,500
Republic of Peru, 5.625%, 2050	28,000	36,260
Russian Federation, 4.5%, 2022 (n)	200,000	223,760
Russian Federation, 5.625%, 2042 (n)	200,000	240,260

		$3,245,125

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Energy - Independent - 0.1%
Apache Corp., 4.75%, 2043	$267,000	$315,649
EOG Resources, Inc., 2.625%, 2023	269,000	275,364

		$591,013
Financial Institutions - 0.0%
SLM Corp., 6.25%, 2016	$382,000	$412,579

Food & Beverages - 0.4%
Anheuser-Busch InBev S.A., 5.375%, 2020	$672,000	$835,160
Grupo Bimbo S.A.B. de C.V., 4.5%, 2022 (n)	979,000	1,076,945
SABMiller Holdings, Inc., 3.75%, 2022 (n)	229,000	251,863
Tyson Foods, Inc., 6.6%, 2016	900,000	1,037,367

		$3,201,335
Food & Drug Stores - 0.1%
CVS Caremark Corp., 5.75%, 2017	$625,000	$752,537

Forest & Paper Products - 0.2%
Georgia-Pacific Corp., 5.4%, 2020 (n)	$793,000	$941,173
Votorantim Participacoes S.A., 6.75%, 2021 (n)	368,000	438,840

		$1,380,013
Insurance - 0.3%
American International Group, Inc., 4.875%, 2016	$830,000	$928,010
UnumProvident Corp., 6.85%, 2015 (n)	1,367,000	1,533,823

		$2,461,833
Insurance - Health - 0.1%
UnitedHealth Group, Inc., 2.75%, 2023	$690,000	$709,194

Insurance - Property & Casualty - 0.5%
AXIS Capital Holdings Ltd., 5.75%, 2014	$1,440,000	$1,546,466
Chubb Corp., 6.375% to 2017, FRN to 2067	730,000	792,050
Liberty Mutual Group, Inc., 4.95%, 2022 (n)	345,000	376,761
QBE Capital Funding III Ltd., FRN, 7.25%, 2041 (n)	804,000	840,180
ZFS Finance USA Trust II, 6.45% to 2016, FRN to 2065 (n)	1,259,000	1,353,425

		$4,908,882
International Market Quasi-Sovereign - 0.2%
Statoil A.S.A., 4.25%, 2041	$660,000	$738,933
Temasek Financial I Ltd., 2.375%, 2023 (n)	1,450,000	1,429,078

		$2,168,011

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
International Market Sovereign - 20.7%
Federal Republic of Germany, 3.75%, 2015	EUR	3,694,000	$5,172,213
Federal Republic of Germany, 3.25%, 2021	EUR	2,282,000	3,441,092
Federal Republic of Germany, 6.25%, 2030	EUR	2,281,000	4,715,646
Government of Australia, 5.75%, 2021	AUD	4,679,000	5,864,871
Government of Canada, 4.5%, 2015	CAD	4,141,000	4,501,345
Government of Canada, 4.25%, 2018	CAD	7,554,000	8,713,251
Government of Canada, 3.25%, 2021	CAD	1,158,000	1,305,795
Government of Canada, 5.75%, 2033	CAD	748,000	1,163,899
Government of Japan, 1.7%, 2017	JPY	764,500,000	10,213,320
Government of Japan, 1.1%, 2020	JPY	1,431,000,000	18,725,163
Government of Japan, 2.1%, 2024	JPY	595,650,000	8,396,203
Government of Japan, 2.2%, 2027	JPY	357,700,000	5,020,911
Government of Japan, 2.4%, 2037	JPY	375,150,000	5,218,029
Government of New Zealand, 6%, 2021	NZD	2,925,000	2,882,486
Kingdom of Belgium, 4.25%, 2021	EUR	1,881,000	2,832,926
Kingdom of Denmark, 3%, 2021	DKK	18,923,000	3,778,366
Kingdom of Norway, 3.75%, 2021	NOK	16,373,000	3,290,625
Kingdom of Spain, 4%, 2015	EUR	4,819,000	6,327,284
Kingdom of Spain, 5.5%, 2017	EUR	2,087,000	2,829,065
Kingdom of Spain, 4.6%, 2019	EUR	2,088,000	2,653,695
Kingdom of Sweden, 5%, 2020	SEK	32,950,000	6,332,874
Kingdom of the Netherlands, 3.75%, 2014	EUR	4,565,000	6,285,425
Kingdom of the Netherlands, 5.5%, 2028	EUR	808,000	1,485,899
Republic of Austria, 4.65%, 2018	EUR	1,720,000	2,646,272
Republic of Finland, 3.875%, 2017	EUR	806,000	1,201,965
Republic of Finland, 4%, 2025	EUR	672,000	1,057,770
Republic of France, 6%, 2025	EUR	1,848,000	3,297,350
Republic of France, 4.75%, 2035	EUR	2,901,000	4,778,051
Republic of Iceland, 4.875%, 2016 (n)		$1,036,000	1,089,095
Republic of Ireland, 5.5%, 2017	EUR	1,143,000	1,616,612
Republic of Italy, 4.25%, 2015	EUR	4,120,000	5,544,879
Republic of Italy, 5.25%, 2017	EUR	6,616,000	9,139,482
Republic of Italy, 3.75%, 2021	EUR	3,280,000	4,045,605
United Kingdom Treasury, 8%, 2015	GBP	3,792,000	7,564,482
United Kingdom Treasury, 5%, 2018	GBP	3,229,000	6,327,629
United Kingdom Treasury, 8%, 2021	GBP	2,745,000	6,751,461
United Kingdom Treasury, 4.25%, 2027	GBP	1,856,000	3,705,263
United Kingdom Treasury, 4.25%, 2036	GBP	2,317,000	4,580,048

			$184,496,347
Major Banks - 1.1%
ABN AMRO Bank N.V., 4.25%, 2017 (n)		$455,000	$493,206
Banco Santander U.S. Debt S.A.U., 3.781%, 2015 (n)		1,000,000	1,006,370

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Major Banks - continued
Bank of America Corp., 5.65%, 2018	$1,920,000	$2,235,354
Goldman Sachs Group, Inc., 5.75%, 2022	564,000	654,735
HSBC USA, Inc., 4.875%, 2020	600,000	660,784
ING Bank N.V., FRN, 1.808%, 2014 (n)	1,260,000	1,269,120
Macquarie Group Ltd., 6.25%, 2021 (n)	760,000	838,888
Morgan Stanley, 7.3%, 2019	980,000	1,179,252
PNC Financial Services Group, Inc., FRN, 6.75%, 2049	50,000	57,660
Wells Fargo & Co., 2.1%, 2017	1,600,000	1,647,704

		$10,043,073
Medical & Health Technology & Services - 0.2%
Aristotle Holding, Inc., 2.65%, 2017 (n)	$1,390,000	$1,450,975
Aristotle Holding, Inc., 3.9%, 2022 (n)	156,000	170,517

		$1,621,492
Metals & Mining - 0.2%
Southern Copper Corp., 6.75%, 2040	$290,000	$344,097
Teck Resources Ltd., 10.75%, 2019	287,000	345,589
Vale Overseas Ltd., 4.625%, 2020	316,000	340,776
Vale Overseas Ltd., 4.375%, 2022	508,000	540,741

		$1,571,203
Mortgage-Backed - 4.2%
Fannie Mae, 4.717%, 2012	$191,760	$191,701
Fannie Mae, 4.518%, 2013	46,282	46,268
Fannie Mae, 5.37%, 2013	135,463	135,423
Fannie Mae, 4.78%, 2015	331,129	357,973
Fannie Mae, 4.79%, 2015	348,912	377,705
Fannie Mae, 4.856%, 2015	261,951	282,967
Fannie Mae, 5.5%, 2015 - 2037	417,507	452,929
Fannie Mae, 5.09%, 2016	362,000	402,810
Fannie Mae, 5.423%, 2016	309,783	349,138
Fannie Mae, 4.991%, 2017	229,245	245,731
Fannie Mae, 5.05%, 2017	317,783	354,520
Fannie Mae, 2.578%, 2018	900,000	964,012
Fannie Mae, 3.849%, 2018	394,224	442,998
Fannie Mae, 5.16%, 2018	748,059	830,325
Fannie Mae, 5.1%, 2019	330,905	379,947
Fannie Mae, 5.18%, 2019	331,147	381,302
Fannie Mae, 6.16%, 2019	236,145	270,101
Fannie Mae, 5%, 2020 - 2040	5,819,420	6,462,160
Fannie Mae, 4.5%, 2025 - 2034	2,842,729	3,078,502
Fannie Mae, 6%, 2037 - 2038	1,224,922	1,384,283
Fannie Mae, TBA, 3%, 2042	3,430,000	3,588,638

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Mortgage-Backed - continued
Freddie Mac, 3.882%, 2017	$733,000	$828,404
Freddie Mac, 2.412%, 2018 (n)	802,000	852,788
Freddie Mac, 5.085%, 2019	589,000	710,464
Freddie Mac, 3.32%, 2020	570,297	621,093
Freddie Mac, 5.5%, 2037	708,948	780,580
Freddie Mac, 4.5%, 2040	6,003,004	6,450,250
Ginnie Mae, 5%, 2040 - 2041	2,177,734	2,401,726
Ginnie Mae, TBA, 3%, 2042	3,320,000	3,533,466

		$37,158,204
Natural Gas - Pipeline - 0.1%
Energy Transfer Partners LP, 4.65%, 2021	$884,000	$981,795

Oil Services - 0.1%
Transocean, Inc., 6.5%, 2020	$1,100,000	$1,336,419

Other Banks & Diversified Financials - 0.5%
BB&T Corp., 3.95%, 2016	$1,290,000	$1,421,718
Capital One Financial Corp., 8.8%, 2019	750,000	998,240
Citigroup, Inc., 6.125%, 2018	386,000	461,230
SunTrust Banks, Inc., 3.5%, 2017	302,000	324,810
Svenska Handelsbanken AB, 2.875%, 2017	383,000	404,678
Swedbank AB, 2.125%, 2017 (n)	204,000	205,993
U.S. Bancorp, 2.95%, 2022	196,000	202,204

		$4,018,873
Railroad & Shipping - 0.1%
CSX Corp., 4.1%, 2044	$969,000	$981,968

Real Estate - 0.2%
Simon Property Group, Inc., REIT, 5.65%, 2020	$1,140,000	$1,371,701
WEA Finance LLC/WT Finance Australia, 3.375%, 2022 (n)	309,000	313,135

		$1,684,836
Retailers - 0.1%
Home Depot, Inc., 5.95%, 2041	$678,000	$945,646

Telecommunications - Wireless - 0.1%
American Tower Corp., REIT, 4.7%, 2022	$167,000	$184,473
Crown Castle Towers LLC, 6.113%, 2020 (n)	615,000	748,251

		$932,724
Telephone Services - 0.0%
Oi S.A., 5.75%, 2022 (n)	$225,000	$243,000

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Tobacco - 0.0%
Altria Group, Inc., 9.7%, 2018	$277,000	$395,062

Transportation - Services - 0.1%
ERAC USA Finance Co., 2.75%, 2017 (n)	$192,000	$200,726
ERAC USA Finance Co., 7%, 2037 (n)	627,000	817,101

		$1,017,827
U.S. Government Agencies and Equivalents - 0.4%
Aid-Egypt, 4.45%, 2015	$1,113,000	$1,238,402
Small Business Administration, 5.09%, 2025	99,792	112,397
Small Business Administration, 5.21%, 2026	1,398,789	1,574,004
Small Business Administration, 5.31%, 2027	731,036	838,084

		$3,762,887
U.S. Treasury Obligations - 3.4%
U.S. Treasury Bonds, 6.875%, 2025	$5,155,000	$7,999,916
U.S. Treasury Bonds, 5.25%, 2029	922,000	1,288,351
U.S. Treasury Bonds, 4.5%, 2039	3,534,600	4,740,231
U.S. Treasury Notes, 4.75%, 2017	3,896,000	4,643,545
U.S. Treasury Notes, 3.5%, 2020	10,181,000	11,851,315

		$30,523,358
Utilities - Electric Power - 0.4%
Enel Finance International S.A., 6%, 2039 (n)	$731,000	$708,104
Progress Energy, Inc., 7.05%, 2019	1,160,000	1,481,445
TECO Energy, Inc., 6.572%, 2017	780,000	945,836

		$3,135,385
Total Bonds (Identified Cost, $316,150,769)		$336,958,440

	Strike Price	First Exercise
Rights - 0.0%
Specialty Stores - 0.0%
Esprit Holdings Ltd. (1 share for 1 right) (Identified Cost, $0) (a)	HKD 8	11/05/12	426,350	$114,426

Money Market Funds - 4.0%
MFS Institutional Money Market Portfolio, 0.16%, at Cost and Net Asset Value (v)			35,628,764	$35,628,764
Total Investments (Identified Cost, $781,017,376)				$895,129,538

Other Assets, Less Liabilities - (0.4)%				(3,201,278)
Net Assets - 100.0%				$891,928,260

Portfolio of Investments – continued

(a)	Non-income producing security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $25,189,606, representing 2.8% of net assets.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Bayview Commercial Asset Trust, FRN, 1.715%, 2023	5/25/06	$506,329	$560,475
G-Force LLC, CDO, “A2”, 4.83%, 2036	1/20/11	424,261	439,633
PTT PLC, 3.375%, 2022	10/22/12	1,383,091	1,381,185
Total Restricted Securities			$2,381,293
% of Net assets			0.3%

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
CDO	Collateralized Debt Obligation
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
IPS	International Preference Stock
PLC	Public Limited Company
REIT	Real Estate Investment Trust
TBA	To Be Announced

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty

Portfolio of Investments – continued

RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
ZAR	South African Rand

Derivative Contracts at 10/31/12

Forward Foreign Currency Exchange Contracts at 10/31/12

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
BUY	AUD	Goldman Sachs International	137,000	1/11/13	$139,352	$141,396	$2,044
SELL	CAD	Merrill Lynch International Bank	6,612,630	1/11/13	6,741,459	6,610,746	130,713
SELL	DKK	Citibank N.A.	14,372,037	1/11/13	2,520,791	2,500,681	20,110
BUY	EUR	Barclays Bank PLC	111,000	1/11/13	143,592	143,979	387
BUY	EUR	Citibank N.A.	61,000	1/11/13	79,032	79,124	92
BUY	EUR	Goldman Sachs International	39,000	1/11/13	50,291	50,587	296
BUY	EUR	UBS AG	17,559,701	12/17/12-1/11/13	22,659,780	22,770,615	110,835
SELL	EUR	Credit Suisse Group	307,000	1/11/13	398,225	398,212	13
BUY	GBP	Goldman Sachs International	27,000	1/11/13	43,344	43,561	217
BUY	GBP	UBS AG	105,000	1/11/13	168,624	169,406	782
SELL	JPY	Credit Suisse Group	43,118,000	1/11/13	542,935	540,543	2,392
SELL	JPY	Deutsche Bank AG	12,640,000	1/11/13	161,497	158,460	3,037
SELL	JPY	UBS AG	75,573,094	1/11/13	962,963	947,411	15,552
BUY	KRW	JPMorgan Chase Bank N.A.	3,489,047,000	12/10/12	3,141,163	3,192,352	51,189
BUY	KRW	Merrill Lynch International Bank	109,911,000	12/10/12	98,984	100,565	1,581

Portfolio of Investments – continued

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
BUY	MYR	Barclays Bank PLC	2,964,000	11/06/12	$966,046	$972,778	$6,732
BUY	MYR	JPMorgan Chase Bank N.A.	1,885,864	11/06/12	605,025	618,936	13,911
BUY	PLN	Deutsche Bank AG	2,628,000	11/23/12	789,189	821,007	31,818
BUY	SGD	Citibank N.A.	652,000	1/11/13	529,627	534,502	4,875
BUY	THB	HSBC Bank	22,050,000	12/19/12	711,290	716,383	5,093
BUY	THB	JPMorgan Chase Bank N.A.	3,395,000	11/30/12	109,755	110,397	642
BUY	ZAR	Deutsche Bank AG	1,196,000	1/11/13	134,495	136,454	1,959

							$404,270

Liability Derivatives
SELL	AUD	Westpac Banking Corp.	1,154,567	1/11/13	$1,171,112	$1,191,613	$(20,501)
BUY	CAD	UBS AG	53,000	1/11/13	54,002	52,985	(1,017)
BUY	CHF	UBS AG	2,392,000	1/11/13	2,578,656	2,571,481	(7,175)
BUY	CZK	Goldman Sachs International	7,375,000	1/11/13	386,946	381,137	(5,809)
BUY	EUR	UBS AG	77,000	1/11/13	100,574	99,877	(697)
SELL	EUR	Barclays Bank PLC	2,695,691	1/11/13	3,474,045	3,496,603	(22,558)
SELL	EUR	Deutsche Bank AG	1,830,758	1/11/13	2,358,991	2,374,692	(15,701)
SELL	GBP	Barclays Bank PLC	2,068,650	1/11/13	3,307,161	3,337,536	(30,375)
SELL	GBP	Citibank N.A.	672,431	1/11/13	1,078,139	1,084,893	(6,754)
SELL	GBP	Credit Suisse Group	89,000	1/11/13	141,701	143,592	(1,891)
SELL	GBP	Deutsche Bank AG	2,068,650	1/11/13	3,306,551	3,337,536	(30,985)
BUY	INR	Barclays Bank PLC	47,858,000	11/21/12	898,236	886,172	(12,064)
BUY	JPY	Barclays Bank PLC	81,356,000	1/11/13	1,021,457	1,019,908	(1,549)
BUY	JPY	Credit Suisse Group	976,312,869	1/11/13	12,489,132	12,239,405	(249,727)
BUY	JPY	Merrill Lynch International Bank	976,312,867	1/11/13	12,482,489	12,239,405	(243,084)
BUY	MXN	Citibank N.A.	12,902,371	1/14/13	993,522	977,923	(15,599)

Portfolio of Investments – continued

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
BUY	MXN	UBS AG	12,902,371	1/14/13	$993,017	$977,923	$(15,094)
SELL	NOK	Deutsche Bank AG	15,916,973	1/11/13	2,776,377	2,784,546	(8,169)
SELL	NOK	Merrill Lynch International Bank	122,000	1/11/13	21,206	21,343	(137)
SELL	NZD	Westpac Banking Corp.	3,010,672	1/11/13	2,451,620	2,464,290	(12,670)
BUY	PLN	JPMorgan Chase Bank N.A.	243,000	11/23/12	76,401	75,915	(486)
BUY	RUB	JPMorgan Chase Bank N.A.	26,784,000	11/06/12	870,317	853,397	(16,920)
BUY	SEK	Goldman Sachs International	826,000	1/11/13	125,344	124,271	(1,073)
SELL	SEK	Deutsche Bank AG	30,263,423	1/11/13	4,529,503	4,553,122	(23,619)
BUY	ZAR	Barclays Bank PLC	6,944,933	11/30/12	820,155	797,656	(22,499)

							$(766,153)

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/12

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $745,388,612)	$859,500,774
Underlying affiliated funds, at cost and value	35,628,764
Total investments, at value (identified cost, $781,017,376)	$895,129,538
Cash	1,134,342
Foreign currency, at value (identified cost, $5)	5
Receivables for
Forward foreign currency exchange contracts	404,270
Investments sold	1,713,400
Fund shares sold	4,192,733
Interest and dividends	5,582,651
Total assets	$908,156,939
Liabilities
Payables for
Forward foreign currency exchange contracts	$766,153
Investments purchased	2,955,545
TBA purchase commitments	7,047,691
Fund shares reacquired	4,871,354
Payable to affiliates
Investment adviser	19,526
Shareholder servicing costs	351,698
Distribution and service fees	31,544
Payable for independent Trustees’ compensation	34,624
Accrued expenses and other liabilities	150,544
Total liabilities	$16,228,679
Net assets	$891,928,260
Net assets consist of
Paid-in capital	$797,036,321
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	113,760,301
Accumulated net realized gain (loss) on investments and foreign currency	(20,456,770)
Undistributed net investment income	1,588,408
Net assets	$891,928,260
Shares of beneficial interest outstanding	61,804,310

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$509,475,216	35,400,966	$14.39
Class B	59,468,230	4,038,124	14.73
Class C	186,974,035	12,842,948	14.56
Class I	67,969,755	4,763,626	14.27
Class R1	3,124,459	215,432	14.50
Class R2	8,437,676	590,458	14.29
Class R3	9,574,677	667,246	14.35
Class R4	2,641,682	183,339	14.41
Class R5	44,262,530	3,102,171	14.27

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $15.27 [100 / 94.25 x $14.39]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/12

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$15,817,346
Interest	9,970,974
Dividends from underlying affiliated funds	46,288
Foreign taxes withheld	(584,556)
Total investment income	$25,250,052
Expenses
Management fee	$6,978,885
Distribution and service fees	3,689,135
Shareholder servicing costs	1,117,294
Administrative services fee	131,405
Independent Trustees’ compensation	23,315
Custodian fee	156,882
Shareholder communications	71,121
Audit and tax fees	63,920
Legal fees	11,263
Miscellaneous	202,644
Total expenses	$12,445,864
Fees paid indirectly	(229)
Reduction of expenses by investment adviser	(448,765)
Net expenses	$11,996,870
Net investment income	$13,253,182
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$19,423,823
Foreign currency	(3,904,136)
Net realized gain (loss) on investments and foreign currency	$15,519,687
Change in unrealized appreciation (depreciation) Investments	$40,282,450
Translation of assets and liabilities in foreign currencies	68,208
Net unrealized gain (loss) on investments and foreign currency translation	$40,350,658
Net realized and unrealized gain (loss) on investments and foreign currency	$55,870,345
Change in net assets from operations	$69,123,527

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 10/31
	2012	2011
Change in net assets
From operations
Net investment income	$13,253,182	$12,856,118
Net realized gain (loss) on investments and foreign currency	15,519,687	24,935,072
Net unrealized gain (loss) on investments and foreign currency translation	40,350,658	(4,672,704)
Change in net assets from operations	$69,123,527	$33,118,486
Distributions declared to shareholders
From net investment income	$(15,795,646)	$(20,770,167)
Change in net assets from fund share transactions	$59,040,489	$22,125,993
Total change in net assets	$112,368,370	$34,474,312
Net assets
At beginning of period	779,559,890	745,085,578
At end of period (including undistributed net investment income of $1,588,408 and $6,792,743, respectively)	$891,928,260	$779,559,890

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 10/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$13.52	$13.31	$12.49	$11.23	$15.66
Income (loss) from investment operations
Net investment income (d)	$0.25	$0.26	$0.22	$0.20	$0.27
Net realized and unrealized gain (loss) on investments and foreign currency	0.92	0.35	0.85	1.53	(3.10)
Total from investment operations	$1.17	$0.61	$1.07	$1.73	$(2.83)
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.40)	$(0.25)	$(0.37)	$(0.56)
From net realized gain on investments	—	—	—	(0.10)	(1.04)
Total distributions declared to shareholders	$(0.30)	$(0.40)	$(0.25)	$(0.47)	$(1.60)
Net asset value, end of period (x)	$14.39	$13.52	$13.31	$12.49	$11.23
Total return (%) (r)(s)(t)(x)	8.81	4.69	8.71	16.10	(19.92)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.30	1.30	1.33	1.39	1.42
Expenses after expense reductions (f)	1.25	1.25	1.25	1.27	1.30
Net investment income	1.80	1.89	1.71	1.77	1.97
Portfolio turnover	30	46	66	75	96
Net assets at end of period (000 omitted)	$509,475	$477,216	$466,793	$434,536	$368,117

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 10/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$13.83	$13.60	$12.76	$11.46	$15.93
Income (loss) from investment operations
Net investment income (d)	$0.15	$0.16	$0.12	$0.12	$0.18
Net realized and unrealized gain (loss) on investments and foreign currency	0.94	0.36	0.88	1.57	(3.15)
Total from investment operations	$1.09	$0.52	$1.00	$1.69	$(2.97)
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.29)	$(0.16)	$(0.29)	$(0.46)
From net realized gain on investments	—	—	—	(0.10)	(1.04)
Total distributions declared to shareholders	$(0.19)	$(0.29)	$(0.16)	$(0.39)	$(1.50)
Net asset value, end of period (x)	$14.73	$13.83	$13.60	$12.76	$11.46
Total return (%) (r)(s)(t)(x)	8.01	3.94	7.86	15.27	(20.39)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.05	2.05	2.08	2.11	2.07
Expenses after expense reductions (f)	2.00	2.00	2.00	1.98	1.95
Net investment income	1.05	1.14	0.96	1.05	1.32
Portfolio turnover	30	46	66	75	96
Net assets at end of period (000 omitted)	$59,468	$56,479	$54,548	$53,054	$59,239

Class C	Years ended 10/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$13.67	$13.45	$12.62	$11.35	$15.80
Income (loss) from investment operations
Net investment income (d)	$0.15	$0.16	$0.12	$0.12	$0.18
Net realized and unrealized gain (loss) on investments and foreign currency	0.93	0.36	0.87	1.54	(3.12)
Total from investment operations	$1.08	$0.52	$0.99	$1.66	$(2.94)
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.30)	$(0.16)	$(0.29)	$(0.47)
From net realized gain on investments	—	—	—	(0.10)	(1.04)
Total distributions declared to shareholders	$(0.19)	$(0.30)	$(0.16)	$(0.39)	$(1.51)
Net asset value, end of period (x)	$14.56	$13.67	$13.45	$12.62	$11.35
Total return (%) (r)(s)(t)(x)	8.05	3.92	7.88	15.22	(20.39)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.05	2.05	2.08	2.11	2.07
Expenses after expense reductions (f)	2.00	2.00	2.00	1.99	1.95
Net investment income	1.05	1.14	0.96	1.04	1.32
Portfolio turnover	30	46	66	75	96
Net assets at end of period (000 omitted)	$186,974	$171,596	$170,189	$155,007	$123,754

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 10/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$13.41	$13.20	$12.39	$11.16	$15.55
Income (loss) from investment operations
Net investment income (d)	$0.27	$0.29	$0.25	$0.20	$0.31
Net realized and unrealized gain (loss) on investments and foreign currency	0.92	0.35	0.85	1.54	(3.05)
Total from investment operations	$1.19	$0.64	$1.10	$1.74	$(2.74)
Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.43)	$(0.29)	$(0.41)	$(0.61)
From net realized gain on investments	—	—	—	(0.10)	(1.04)
Total distributions declared to shareholders	$(0.33)	$(0.43)	$(0.29)	$(0.51)	$(1.65)
Net asset value, end of period (x)	$14.27	$13.41	$13.20	$12.39	$11.16
Total return (%) (r)(s)(x)	9.08	5.00	8.97	16.27	(19.51)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.06	1.05	1.08	1.09	1.07
Expenses after expense reductions (f)	1.00	1.00	1.00	0.99	0.95
Net investment income	2.00	2.17	1.97	1.76	2.31
Portfolio turnover	30	46	66	75	96
Net assets at end of period (000 omitted)	$67,970	$26,765	$13,801	$15,697	$3,066

Class R1	Years ended 10/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$13.62	$13.40	$12.58	$11.32	$15.77
Income (loss) from investment operations
Net investment income (d)	$0.15	$0.15	$0.12	$0.12	$0.17
Net realized and unrealized gain (loss) on investments and foreign currency	0.92	0.37	0.86	1.54	(3.11)
Total from investment operations	$1.07	$0.52	$0.98	$1.66	$(2.94)
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.30)	$(0.16)	$(0.30)	$(0.47)
From net realized gain on investments	—	—	—	(0.10)	(1.04)
Total distributions declared to shareholders	$(0.19)	$(0.30)	$(0.16)	$(0.40)	$(1.51)
Net asset value, end of period (x)	$14.50	$13.62	$13.40	$12.58	$11.32
Total return (%) (r)(s)(x)	8.01	3.95	7.83	15.20	(20.42)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.05	2.05	2.08	2.10	2.11
Expenses after expense reductions (f)	2.00	2.00	2.00	1.99	1.98
Net investment income	1.05	1.13	0.97	1.02	1.26
Portfolio turnover	30	46	66	75	96
Net assets at end of period (000 omitted)	$3,124	$3,126	$3,042	$2,460	$1,161

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Years ended 10/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$13.43	$13.22	$12.41	$11.17	$15.57
Income (loss) from investment operations
Net investment income (d)	$0.21	$0.22	$0.19	$0.18	$0.24
Net realized and unrealized gain (loss) on investments and foreign currency	0.92	0.36	0.84	1.51	(3.06)
Total from investment operations	$1.13	$0.58	$1.03	$1.69	$(2.82)
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.37)	$(0.22)	$(0.35)	$(0.54)
From net realized gain on investments	—	—	—	(0.10)	(1.04)
Total distributions declared to shareholders	$(0.27)	$(0.37)	$(0.22)	$(0.45)	$(1.58)
Net asset value, end of period (x)	$14.29	$13.43	$13.22	$12.41	$11.17
Total return (%) (r)(s)(x)	8.55	4.46	8.39	15.81	(19.98)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.56	1.55	1.58	1.61	1.59
Expenses after expense reductions (f)	1.50	1.50	1.50	1.49	1.47
Net investment income	1.54	1.64	1.48	1.57	1.81
Portfolio turnover	30	46	66	75	96
Net assets at end of period (000 omitted)	$8,438	$5,687	$4,738	$5,459	$3,202

Class R3	Years ended 10/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$13.48	$13.27	$12.46	$11.21	$15.62
Income (loss) from investment operations
Net investment income (d)	$0.24	$0.25	$0.21	$0.20	$0.28
Net realized and unrealized gain (loss) on investments and foreign currency	0.93	0.36	0.85	1.53	(3.08)
Total from investment operations	$1.17	$0.61	$1.06	$1.73	$(2.80)
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.40)	$(0.25)	$(0.38)	$(0.57)
From net realized gain on investments	—	—	—	(0.10)	(1.04)
Total distributions declared to shareholders	$(0.30)	$(0.40)	$(0.25)	$(0.48)	$(1.61)
Net asset value, end of period (x)	$14.35	$13.48	$13.27	$12.46	$11.21
Total return (%) (r)(s)(x)	8.84	4.72	8.65	16.10	(19.80)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.31	1.30	1.33	1.36	1.35
Expenses after expense reductions (f)	1.25	1.25	1.25	1.24	1.23
Net investment income	1.77	1.87	1.70	1.78	2.02
Portfolio turnover	30	46	66	75	96
Net assets at end of period (000 omitted)	$9,575	$6,308	$5,223	$4,593	$3,431

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Years ended 10/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$13.52	$13.30	$12.49	$11.24	$15.65
Income (loss) from investment operations
Net investment income (d)	$0.30	$0.29	$0.25	$0.23	$0.29
Net realized and unrealized gain (loss) on investments and foreign currency	0.90	0.36	0.85	1.53	(3.05)
Total from investment operations	$1.20	$0.65	$1.10	$1.76	$(2.76)
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.43)	$(0.29)	$(0.41)	$(0.61)
From net realized gain on investments	—	—	—	(0.10)	(1.04)
Total distributions declared to shareholders	$(0.31)	$(0.43)	$(0.29)	$(0.51)	$(1.65)
Net asset value, end of period (x)	$14.41	$13.52	$13.30	$12.49	$11.24
Total return (%) (r)(s)(x)	9.06	5.04	8.90	16.33	(19.53)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	1.05	1.08	1.11	1.05
Expenses after expense reductions (f)	1.00	1.00	1.00	0.99	0.95
Net investment income	2.19	2.16	1.98	2.07	2.15
Portfolio turnover	30	46	66	75	96
Net assets at end of period (000 omitted)	$2,642	$32,383	$26,752	$22,340	$14,809

Class R5	Year ended 10/31/12 (i)
Net asset value, beginning of period	$13.29
Income (loss) from investment operations
Net investment income (d)	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	1.01
Total from investment operations	$1.08
Less distributions declared to shareholders
From net investment income	$(0.10)
Net asset value, end of period (x)	$14.27
Total return (%) (r)(s)(x)	8.16	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.00	(a)
Expenses after expense reductions (f)	0.94	(a)
Net investment income	1.24	(a)
Portfolio turnover	30
Net assets at end of period (000 omitted)	$44,263

See Notes to Financial Statements

Financial Highlights – continued

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class’ inception, June 1, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Global Total Return Fund (the fund) is a series of MFS Series Trust VI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In this reporting period the fund adopted FASB Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value.

Notes to Financial Statements – continued

Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of

Notes to Financial Statements – continued

input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of October 31, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities
United States	$255,629,539	$—	$—	$255,629,539
United Kingdom	77,007,205	—	—	77,007,205
Japan	68,055,200	—	—	68,055,200
Switzerland	30,800,447	—	—	30,800,447
Germany	28,586,092	—	—	28,586,092
France	15,894,940	—	—	15,894,940
Netherlands	12,980,020	—	—	12,980,020
Taiwan	5,884,177	—	—	5,884,177
Sweeden	5,028,660	—	—	5,028,660
Other Countries	22,561,628	114,426	—	22,676,054
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	34,286,245	—	34,286,245
Non-U.S. Sovereign Debt	—	197,840,168	—	197,840,168
Corporate Bonds	—	38,892,138	—	38,892,138
Residential Mortgage-Backed Securities	—	37,158,204	—	37,158,204
Commercial Mortgage-Backed Securities	—	12,942,774	—	12,942,774
Asset-Backed Securities (including CDOs)	—	439,633	—	439,633
Foreign Bonds	—	15,399,278	—	15,399,278
Mutual Funds	35,628,764	—	—	35,628,764
Total Investments	$558,056,672	$337,072,866	$—	$895,129,538

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(361,883)	$—	$(361,883)

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $234,511,401 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Notes to Financial Statements – continued

Repurchase Agreements – The fund entered into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2012 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange	$404,270	$766,153

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2012 as reported in the Statement of Operations:

Risk	Foreign Currency
Foreign Exchange	$(3,761,143)

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended October 31, 2012 as reported in the Statement of Operations:

Risk	Translation of Assets and Liabilities in Foreign Currencies
Foreign Exchange	$86,947

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures contracts and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to

Notes to Financial Statements – continued

hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S.

Notes to Financial Statements – continued

generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the Portfolio of Investments. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. TBA purchase commitments are held at carrying amount, which approximates fair value and are categorized as Level 2 within the disclosure hierarchy. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended October 31, 2012, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net

Notes to Financial Statements – continued

asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, straddle loss deferrals, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	10/31/12	10/31/11
Ordinary income (including any short-term capital gains)	$15,795,646	$20,770,167

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/2012
Cost of investments	$794,375,175
Gross appreciation	113,807,456
Gross depreciation	(13,053,093)
Net unrealized appreciation (depreciation)	$100,754,363
Undistributed ordinary income	4,166,292
Capital loss carryforwards	(7,242,801)
Other temporary differences	(2,785,915)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after October 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of October 31, 2012, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
10/31/17	$(7,242,801)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares

Notes to Financial Statements – continued

approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	Net investment income
	Year ended 10/31/12 (i)	Year ended 10/31/11
Class A	$10,517,778	$13,964,756
Class B	778,999	1,185,307
Class C	2,425,193	3,724,452
Class I	883,336	575,529
Class R1	44,017	66,295
Class R2	121,842	134,636
Class R3	155,037	170,727
Class R4	739,854	948,465
Class R5	129,590	—
Total	$15,795,646	$20,770,167

(i)	For Class R5, the period is from inception, June 1, 2012, through the stated period end.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at an annual rate of 0.84% of the fund’s average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.75% of average daily net assets in excess of $500 million and 0.70% of average daily net assets in excess of $1.0 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 28, 2014. This management fee reduction amounted to $297,781, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended October 31, 2012 was equivalent to an annual effective rate of 0.80% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual fund operating expenses do not exceed the following rates annually of each class’ average daily net assets.

Classes
A	B	C	I	R1	R2	R3	R4	R5
1.25%	2.00%	2.00%	1.00%	2.00%	1.50%	1.25%	1.00%	0.94%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 28, 2014. For the year ended October 31, 2012, this reduction amounted to $148,034 and is reflected as a reduction of total expenses in the Statement of Operations.

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $390,101 for the year ended October 31, 2012, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$1,236,623
Class B	0.75%	0.25%	1.00%	1.00%	581,574
Class C	0.75%	0.25%	1.00%	1.00%	1,786,082
Class R1	0.75%	0.25%	1.00%	1.00%	31,353
Class R2	0.25%	0.25%	0.50%	0.50%	34,814
Class R3	—	0.25%	0.25%	0.25%	18,689
Total Distribution and Service Fees					$3,689,135

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2012 based on each class’ average daily net assets.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2012, were as follows:

Amount
Class A	$3,053
Class B	83,184
Class C	10,805

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2012, the fee was $280,246, which equated to 0.0337% annually of the fund’s average daily net assets. MFSC also receives payment from the

Notes to Financial Statements – continued

fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended October 31, 2012, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $837,048.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2012 was equivalent to an annual effective rate of 0.0158% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $500 and the Retirement Deferral plan resulted in an expense of $3,418. Both amounts are included in independent Trustees’ compensation for the year ended October 31, 2012. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $34,597 at October 31, 2012, and is included in “Payable for independent Trustees’ compensation” on the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended October 31, 2012, the

Notes to Financial Statements – continued

aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $7,034 and are included in “Miscellaneous” expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $2,950, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” on the Statement of Operations. This money market fund does not pay a management fee to MFS.

On May 31, 2012, MFS purchased 7,524 shares of Class R5 for an aggregate amount of $100,000.

(4) Portfolio Securities

Purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$133,958,801	$90,733,499
Investments (non-U.S. Government securities)	$161,151,056	$145,191,992

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/12 (i)		Year ended 10/31/11
	Shares	Amount	Shares	Amount
Shares sold
Class A	7,234,640	$99,631,725	7,144,418	$96,840,403
Class B	776,413	10,854,842	1,130,032	15,663,721
Class C	2,195,416	30,666,261	2,234,876	30,565,955
Class I	3,286,692	45,643,914	1,386,108	18,787,974
Class R1	34,261	474,217	46,980	641,433
Class R2	338,742	4,677,786	146,796	1,962,387
Class R3	320,651	4,477,784	159,823	2,140,307
Class R4	767,687	10,554,774	703,306	9,511,231
Class R5	3,186,890	44,578,612	—	—
	18,141,392	$251,559,915	12,952,339	$176,113,411

Notes to Financial Statements – continued

	Year ended 10/31/12 (i)		Year ended 10/31/11
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	694,754	$9,283,499	912,518	$12,007,780
Class B	47,374	639,046	72,164	966,775
Class C	126,783	1,692,066	195,284	2,588,388
Class I	42,237	566,079	21,495	281,053
Class R1	3,312	44,017	5,020	66,295
Class R2	6,732	89,062	8,167	106,657
Class R3	11,639	155,037	13,024	170,727
Class R4	55,776	739,854	71,998	948,465
Class R5	9,008	129,590	—	—
	997,615	$13,338,250	1,299,670	$17,136,140

Shares reacquired
Class A	(7,826,734)	$(108,402,993)	(7,841,911)	$(106,189,906)
Class B	(870,351)	(12,225,397)	(1,129,344)	(15,628,581)
Class C	(2,028,882)	(28,382,266)	(2,533,619)	(34,667,287)
Class I	(561,740)	(7,723,659)	(456,626)	(6,110,197)
Class R1	(51,621)	(713,329)	(49,517)	(676,810)
Class R2	(178,498)	(2,461,329)	(89,916)	(1,208,559)
Class R3	(132,930)	(1,824,004)	(98,484)	(1,322,972)
Class R4	(3,035,654)	(42,784,940)	(390,646)	(5,319,246)
Class R5	(93,727)	(1,339,759)	—	—
	(14,780,137)	$(205,857,676)	(12,590,063)	$(171,123,558)

Net change
Class A	102,660	$512,231	215,025	$2,658,277
Class B	(46,564)	(731,509)	72,852	1,001,915
Class C	293,317	3,976,061	(103,459)	(1,512,944)
Class I	2,767,189	38,486,334	950,977	12,958,830
Class R1	(14,048)	(195,095)	2,483	30,918
Class R2	166,976	2,305,519	65,047	860,485
Class R3	199,360	2,808,817	74,363	988,062
Class R4	(2,212,191)	(31,490,312)	384,658	5,140,450
Class R5	3,102,171	43,368,443	—	—
	4,358,870	$59,040,489	1,661,946	$22,125,993

(i)	For Class R5, the period is from inception, June 1, 2012, through the stated period end.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily,

Notes to Financial Statements – continued

unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended October 31, 2012, the fund’s commitment fee and interest expense were $5,570 and $0, respectively, and are included in “Miscellaneous” expense on the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	35,323,208	154,136,951	(153,831,395)	35,628,764

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$46,288	$35,628,764

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust VI and Shareholders of MFS Global Total Return Fund:

We have audited the accompanying statement of assets and liabilities of MFS Global Total Return Fund (the Fund) (one of the portfolios comprising MFS Series Trust VI), including the portfolio of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Total Return Fund at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 19, 2012

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of December 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 67)	Trustee	December 2004	Private investor; Rouse Properties Inc. (real estate), Director	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A
J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A
Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Asset Management, Director and Senior Counsel (until 2012)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008);	N/A
Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 41)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank One Chase Manhattan Plaza New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
Nevin Chitkara Steven Gorham Richard Hawkins Benjamin Stone Erik Weisman Barnaby Wiener

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2012 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2011 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2011, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 5th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2011 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation

Board Review of Investment Advisory Agreement – continued

for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that MFS has agreed in writing to reduce its advisory fee on average daily net assets over $500 million and $1 billion, which may not be changed without the Trustees’ approval. The Trustees concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and

Board Review of Investment Advisory Agreement – continued

MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2012.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2012 income tax forms in January 2013. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

For corporate shareholders, 38.70% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

October 31, 2012

MFS® UTILITIES FUND

MMU-ANN

MFS® UTILITIES FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

As 2012 winds down, economic uncertainty continues to dominate world financial markets. In the United States, all eyes are riveted to the ongoing budget deal negotiations and the specter of a “fiscal cliff.” Overseas, we see growth slowing in China and Japan, and the eurozone has entered its second recession in four years against a backdrop of double-digit unemployment and the continuing sovereign debt crisis.

Amidst the instability, there are silver linings — especially in the U.S. where the labor and housing markets have picked up, consumer confidence has risen and industrial output has increased. Additionally, a U.S. budgetary compromise could propel markets, unleashing pent-up spending and investments, which would help to revive both the U.S. and global economies.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, an emphasis on global research and our disciplined risk management approach anchor our uniquely collaborative investment process. Our global team of more than 200 investment professionals shares ideas and evaluates opportunities across continents, investment disciplines, and asset classes — all with a goal of building better insights, and ultimately better results — for our clients.

We are mindful of the many economic challenges we face locally, nationally and globally. It is more important than ever to maintain a long-term view, employ time-tested principles, such as asset allocation and diversification, and work closely with investment advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

December 14, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Comcast Corp., “Special A”	4.0%
Virgin Media, Inc.	3.3%
CMS Energy Corp.	3.1%
Kinder Morgan, Inc.	2.9%
Energias de Portugal S.A.	2.6%
Edison International	2.5%
Time Warner Cable, Inc., “A”	2.3%
Williams Cos., Inc.	2.3%
Calpine Corp.	2.2%
Sempra Energy	1.9%

Top five industries (i)
Utilities-Electric Power	44.4%
Cable TV	13.2%
Natural Gas-Pipeline	8.7%
Telephone Services	8.4%
Natural Gas-Distribution	6.5%

Issuer country weightings (i)(x)
United States	68.7%
Brazil	6.1%
Portugal	4.1%
Spain	3.9%
United Kingdom	3.9%
Germany	2.0%
France	1.4%
Italy	1.3%
Netherlands	1.3%
Other Countries	7.3%

(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets.

Percentages are based on net assets as of 10/31/12.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended October 31, 2012, Class A shares of the MFS Utilities Fund (the “fund”) provided a total return of 12.23%, at net asset value. This compares with a return of 15.21% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index, and a return of 10.54% for the fund’s other benchmark, the Standard & Poor’s 500 Utilities Index.

Market Environment

Just prior to the beginning of the reporting period, markets were roiled by several global concerns. These included the aftermath of the U.S. sovereign debt-ceiling debacle, the path of eurozone integration and the scope of its bailout facilities, and the likelihood of a Chinese hard landing. Amidst this turmoil, global equity markets had declined sharply and credit spreads widened. At the same time, global consumer and producer sentiment indicators had fallen precipitously, while highly-rated sovereign bond yields hit multi-decade lows.

During the first half of the period, however, additional liquidity from the U.S. Federal Reserve (Fed), in the form of “Operation Twist”, and the European Central Bank (ECB), in the form of 3-year, Long Term Refinancing Operations, or LTROs, coupled with healthier global macroeconomic conditions led by moderate but sustained U.S. growth, ushered in improved market dynamics.

During the latter part of the period, market trends were more mixed. Worsening conditions were driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. However, broad market sentiment remained relatively resilient, as equity markets generally maintained gains and credit spreads did not indicate deterioration. A new round of monetary easing by the Fed (QE3) and the ECB (rate cut and a new bond purchase facility) towards the end of the period instilled additional confidence in risk markets. Nonetheless, towards the end of the period, weaker equity earnings reports and declining forward guidance caused market sentiment to soften.

Detractors from Performance

The fund’s overweight allocation to the energy – independent industry was a primary detractor from performance relative to the Standard & Poor’s 500 Utilities Index. Within this industry, the fund’s holdings of oil and natural gas producer QEP Resources (b) held back relative performance as the stock turned in poor performance for the period.

An overweight position in the telephone services industry was another detractor from relative performance. Here, the fund’s holdings of telecommunication service providers Telefónica Brasil (b) and Bezeq – The Israeli Telecommunication Corp. (b) hindered relative returns as both stocks traded down during the reporting period. Shares of Telefónica Brasil faced downward pressure after Brazil’s federal government intervened in the wireless industry by forcing tougher network quality standards.

The fund’s out-of-benchmark exposure to the wireless communications industry also held back relative performance. Holdings of cellular communications service provider

3

Management Review – continued

Cellcom Israel (b), mobile telecommunications services company TIM Participacoes (b) (Brazil), and mobile and data services provider Nii Holdings (b)(h) weakened relative returns as all three stocks performed poorly over the period.

Elsewhere, holdings of poor-performing electric companies, Companhia Paranaense de Energia (b) (Brazil) and Energias de Portugal (b), detracted from relative returns. An underweight position in power company NextEra Energy also weakened relative performance as the stock traded significantly higher during the period.

The fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.

The fund’s cash and/or cash equivalents position also weakened relative performance. The fund strives to be fully invested and only holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

An overweight allocation to the cable tv industry was a primary contributor to relative performance. Here, holdings of strong-performing cable services providers Comcast (b), Virgin Media (b), and Time Warner Cable (b) strengthened relative returns. Shares of Comcast rose steadily as less competition from fiber overbuilders and strong performance from the company’s video and high-speed data operations divisions supported the stock.

The fund’s overweight position in the natural gas pipeline industry was another factor that benefited relative performance. Within this industry, the fund’s holdings of natural gas pipelines operator Williams Cos. (b), natural gas production and exploration company El Paso Pipeline Partners (b), and natural gas pipelines operator Kinder Morgan (b) aided relative returns as all three stocks outperformed the broad market.

Stocks in other sectors that benefited relative returns included wireless communications tower operators SBA Communications (b) and Crown Castle International (b). In addition, the fund’s underweight positions in utility service company Exelon and electric power & natural gas distributor Dominion Resources (b) contributed to relative returns as both stocks lagged the broad market.

Respectfully,

Robert Persons	Maura Shaughnessy
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

4

Management Review – continued

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 10/31/12

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns as of: 10/31/12

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	2/14/92	12.23%	2.26%	15.24%	N/A
B	9/07/93	11.39%	1.50%	14.38%	N/A
C	1/03/94	11.40%	1.50%	14.39%	N/A
I	1/02/97	12.54%	2.53%	15.53%	N/A
R1	4/01/05	11.41%	1.50%	N/A	10.02%
R2	10/31/03	11.99%	2.01%	N/A	13.15%
R3	4/01/05	12.25%	2.26%	N/A	10.81%
R4	4/01/05	12.50%	2.52%	N/A	11.12%
R5	6/01/12	N/A	N/A	N/A	13.11%
Comparative benchmarks
Standard and Poor’s 500 Stock Index (f)		15.21%	0.36%	6.91%	N/A
Standard and Poor’s 500 Utilities Index (f)		10.54%	1.39%	11.64%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		5.78%	1.06%	14.56%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		7.39%	1.16%	14.38%	N/A
C With CDSC (1% for 12 months) (x)		10.40%	1.50%	14.39%	N/A

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definitions

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Standard & Poor’s 500 Utilities Index – a market capitalization-weighted index designed to measure the utilities sector, including those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

It is not possible to invest directly in an index.

7

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, May 1, 2012 through October 31, 2012

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2012 through October 31, 2012.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/12	Ending Account Value 10/31/12	Expenses Paid During Period (p) 5/01/12-10/31/12
A	Actual	1.03%	$1,000.00	$1,063.22	$5.34
	Hypothetical (h)	1.03%	$1,000.00	$1,019.96	$5.23
B	Actual	1.78%	$1,000.00	$1,059.47	$9.21
	Hypothetical (h)	1.78%	$1,000.00	$1,016.19	$9.02
C	Actual	1.78%	$1,000.00	$1,058.87	$9.21
	Hypothetical (h)	1.78%	$1,000.00	$1,016.19	$9.02
I	Actual	0.78%	$1,000.00	$1,064.37	$4.05
	Hypothetical (h)	0.78%	$1,000.00	$1,021.22	$3.96
R1	Actual	1.78%	$1,000.00	$1,059.52	$9.21
	Hypothetical (h)	1.78%	$1,000.00	$1,016.19	$9.02
R2	Actual	1.28%	$1,000.00	$1,062.02	$6.63
	Hypothetical (h)	1.28%	$1,000.00	$1,018.70	$6.50
R3	Actual	1.03%	$1,000.00	$1,063.28	$5.34
	Hypothetical (h)	1.03%	$1,000.00	$1,019.96	$5.23
R4	Actual	0.78%	$1,000.00	$1,064.52	$4.05
	Hypothetical (h)	0.78%	$1,000.00	$1,021.22	$3.96
R5	Actual	0.71%	$1,000.00	$1,131.14	$3.16	(i)
	Hypothetical (h)	0.71%	$1,000.00	$1,021.57	$3.61

(h)	5% class return per year before expenses.
(i)	For the period from the class inception, June 1, 2012, through the stated period end.
(p)	Expenses paid are equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

10/31/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 88.3%
Issuer	Shares/Par	Value ($)
Broadcasting - 0.9%
Astro Malaysia Holdings Bhd. (a)	25,342,200	$22,546,737
News Corp., “A”	95,610	2,286,991
Viacom, Inc., “B”	344,390	17,656,875

		$42,490,603
Cable TV - 12.4%
Comcast Corp., “Special A”	5,257,070	$191,567,631
Kabel Deutschland Holding AG	510,887	36,810,930
Liberty Global, Inc., “A” (a)	428,670	25,733,060
Telenet Group Holding N.V.	129,394	5,932,884
Time Warner Cable, Inc.	1,083,819	107,417,301
Virgin Media, Inc.	4,827,049	158,037,584
Ziggo N.V.	1,867,670	60,495,303

		$585,994,693
Energy - Independent - 4.8%
Cabot Oil & Gas Corp.	504,660	$23,708,927
Energen Corp.	567,900	26,492,535
EOG Resources, Inc.	22,690	2,643,158
EQT Corp.	1,236,460	74,966,570
Noble Energy, Inc.	226,290	21,499,813
Occidental Petroleum Corp.	226,370	17,874,175
QEP Resources, Inc.	1,435,943	41,642,347
WPX Energy, Inc. (a)	1,031,028	17,465,614

		$226,293,139
Natural Gas - Distribution - 6.5%
AGL Energy Ltd.	622,550	$9,396,300
AGL Resources, Inc.	459,075	18,744,032
Atmos Energy Corp.	136,479	4,909,150
GDF SUEZ	2,474,467	56,784,899
NiSource, Inc.	1,485,912	37,846,179
ONEOK, Inc.	294,300	13,920,390
Sempra Energy	1,285,070	89,633,633
Spectra Energy Corp.	2,552,010	73,676,529

		$304,911,112
Natural Gas - Pipeline - 8.7%
APA Group	939,593	$5,032,777
Cheniere Energy, Inc. (a)	343,430	5,525,789

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Natural Gas - Pipeline - continued
El Paso Pipeline Partners LP	190,520	$6,803,469
Enagas S.A.	3,410,202	67,804,845
Enbridge, Inc.	419,360	16,686,224
Kinder Morgan, Inc.	3,900,626	135,390,728
Williams Cos., Inc.	3,066,750	107,305,583
Williams Partners LP	1,302,160	68,988,437

		$413,537,852
Network & Telecom - 0.2%
Telefonica Deutschland Holding AG (a)	1,057,550	$8,072,308

Telecommunications - Wireless - 5.7%
American Tower Corp., REIT	511,290	$38,495,024
Cellcom Israel Ltd.	1,443,932	12,822,118
KDDI Corp.	33,200	2,578,479
Mobile TeleSystems OJSC, ADR	2,632,055	45,113,423
SBA Communications Corp. (a)	675,630	45,017,227
TIM Participacoes S.A., ADR	2,388,604	41,513,938
Turkcell Iletisim Hizmetleri AS (a)	750,500	4,584,644
Vodafone Group PLC	29,617,661	80,415,928

		$270,540,781
Telephone Services - 8.4%
Bezeq - The Israel Telecommunication Corp. Ltd.	27,298,160	$33,289,325
British Telecom Group, PLC	661,930	2,269,903
CenturyLink, Inc.	1,189,987	45,671,701
China Unicom (Hong Kong) Ltd.	3,728,000	6,089,829
Crown Castle International Corp. (a)	285,460	19,054,455
Deutsche Telekom AG	2,664,540	30,423,145
Empresa Nacional de Telecomunicaciones S.A.	1,683,922	34,297,902
Frontier Communications Corp.	3,705,790	17,491,329
PT XL Axiata Tbk	36,646,500	26,135,193
TDC A.S.	7,280,339	50,156,019
Telecom Italia S.p.A.	73,850,314	58,964,187
Telefonica Brasil S.A., ADR	2,160,725	47,579,165
Windstream Corp. (l)	2,939,479	28,042,630

		$399,464,783
Utilities - Electric Power - 39.5%
AES Corp.	7,851,480	$82,047,966
AES Gener S.A.	2,460,220	1,462,377
American Electric Power Co., Inc.	1,225,160	54,446,110
Calpine Corp. (a)	5,837,645	102,742,552

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Utilities - Electric Power - continued
CenterPoint Energy, Inc.	2,750,630	$59,606,152
CEZ A.S.	1,004,511	37,035,342
China Hydroelectric Corp., ADR (a)	482,037	655,570
CMS Energy Corp.	5,986,732	145,597,322
Companhia Energetica de Minas Gerais, IPS	3,381,900	40,461,914
Companhia Paranaense de Energia, ADR	902,604	13,322,435
Companhia Paranaense de Energia, IPS	1,411,800	20,853,253
Dominion Resources, Inc.	44,630	2,355,571
Duke Energy Corp.	97,238	6,387,564
Edison International	2,529,910	118,753,975
EDP Renovaveis S.A. (a)	14,448,890	68,694,042
Empresa Electrica Del Norte Grande S.A.	2,443,343	5,971,883
Enel S.p.A	615,490	2,313,525
Energias de Portugal S.A.	46,001,957	124,974,914
Energias do Brasil S.A.	5,205,100	32,547,091
Exelon Corp.	130,020	4,652,116
FirstEnergy Corp.	1,310,120	59,898,686
GenOn Energy, Inc. (a)	16,350,060	42,019,654
Great Plains Energy, Inc.	1,258,634	28,243,747
Iberdrola S.A.	11,244,579	58,152,897
ITC Holdings Corp.	765,720	60,966,626
Light S.A.	2,425,730	26,095,960
National Grid PLC	2,930,111	33,406,616
NextEra Energy, Inc.	797,130	55,846,928
Northeast Utilities	1,157,370	45,484,641
NRG Energy, Inc.	3,125,216	67,379,657
NV Energy, Inc.	1,324,813	25,184,695
OGE Energy Corp.	1,319,597	75,982,395
OJSC Enel OGK-5 (a)	38,696,591	2,140,541
PG&E Corp.	1,007,080	42,821,042
PPL Corp.	1,977,210	58,485,872
Public Service Enterprise Group, Inc.	2,440,482	78,193,043
Red Electrica de Espana	1,231,653	57,750,024
RWE AG	463,207	21,166,600
SSE PLC	2,149,942	50,237,909
Suez Environnement	921,270	9,783,295
Territorial Generation Co. No. 1	12,916,627,514	2,596,242
Tractebel Energia S.A.	927,500	15,983,112
Transmissora Alianca de Energia Eletrica S.A.	357,750	11,801,408
United Utilities Group PLC	860,325	9,399,126
Wholesale Generation Co.	71,859,819	5,904,003

		$1,869,806,393

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Water Utilities - 1.2%
Aguas Andinas S.A., “A”	24,218,401	$16,252,981
Companhia de Saneamento Basico do Estado de Sao Paulo	462,400	19,574,679
Companhia de Saneamento de Minas Gerais	886,500	20,924,551

		$56,752,211
Total Common Stocks (Identified Cost, $3,702,934,807)		$4,177,863,875

Bonds - 1.4%
Asset-Backed & Securitized - 0.0%
Falcon Franchise Loan LLC, FRN, 6.22%, 2023 (i)(z)	$712,963	$67,732

Energy - Independent - 0.6%
Everest Acquisition LLC/Everest Acquisition Finance, Inc., 9.375%, 2020 (n)	$24,735,000	$27,332,175

Utilities - Electric Power - 0.8%
GenOn Energy, Inc., 9.875%, 2020	$26,938,000	$30,237,905
Viridian Group FundCo II, 11.125%, 2017 (z)	6,970,000	7,039,700

		$37,277,605
Total Bonds (Identified Cost, $58,269,654)		$64,677,512

Convertible Preferred Stocks - 4.1%
Utilities - Electric Power - 4.1%
NextEra Energy, Inc., 5.889% (a)	921,310	$47,917,333
NextEra Energy, Inc., 7%	834,480	45,228,816
PPL Corp., 8.75%	916,360	49,639,221
PPL Corp., 9.5%	921,290	50,053,686
Total Convertible Preferred Stocks (Identified Cost, $186,353,114)		$192,839,056

Convertible Bonds - 1.5%
Cable TV - 0.8%
Virgin Media, Inc., 6.5%, 2016	$20,697,000	$38,586,969

Telecommunications - Wireless - 0.7%
SBA Communications Corp., 4%, 2014	$15,017,000	$33,591,152
Total Convertible Bonds (Identified Cost, $45,232,124)		$72,178,121

Money Market Funds - 4.7%
MFS Institutional Money Market Portfolio, 0.16%, at Cost and Net Asset Value (v)	224,110,619	$224,110,619

14

Portfolio of Investments – continued

Collateral for Securities Loaned - 0.4%
Issuer	Shares/Par	Value ($)
Morgan Stanley Repurchase Agreement, 0.32%, dated 10/31/12, due 11/01/12, total to be received $19,554,174, (secured by U.S. Treasury and Federal Agency obligations valued at $19,945,162 in an individually traded account), at Cost and Value	$19,554,000	$19,554,000
Total Investments (Identified Cost, $4,236,454,318)		$4,751,223,183

Other Assets, Less Liabilities - (0.4)%		(16,655,167)
Net Assets - 100.0%		$4,734,568,016

(a)	Non-income producing security.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(l)	A portion of this security is on loan.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $27,332,175, representing 0.6% of net assets.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Falcon Franchise Loan LLC, FRN, 6.22%, 2023	1/18/02	$26,245	$67,732
Viridian Group FundCo II, 11.125%, 2017	3/01/12	6,764,118	7,039,700
Total Restricted Securities			$7,107,432
% of Net assets			0.2%

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
IPS	International Preference Stock
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

BRL	Brazilian Real
EUR	Euro
GBP	British Pound

15

Portfolio of Investments – continued

Derivative Contracts at 10/31/12

Forward Foreign Currency Exchange Contracts at 10/31/12

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
BUY	EUR	Credit Suisse Group	3,650,671	1/11/13	$4,729,054	$4,735,316	$6,262
BUY	EUR	Deutsche Bank AG	3,764,932	1/11/13	4,879,193	4,883,524	4,331
BUY	EUR	UBS AG	3,136,010	1/11/13	4,048,809	4,067,745	18,936
SELL	EUR	Credit Suisse Group	1,197,198	1/11/13	1,572,531	1,552,895	19,636
SELL	EUR	Deutsche Bank AG	450,430	1/11/13	590,613	584,257	6,356
SELL	EUR	UBS AG	4,092,680	1/11/13	5,309,843	5,308,649	1,194
BUY	GBP	Credit Suisse Group	1,964,251	1/11/13	3,130,015	3,169,100	39,085
BUY	GBP	Goldman Sachs International	1,520,622	1/11/13	2,452,520	2,453,354	834
SELL	GBP	Barclays Bank PLC.	49,520	1/11/13	79,962	79,896	66

							$96,700

16

Portfolio of Investments – continued

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives
SELL	BRL	UBS AG	95,629,065	12/04/12	$46,593,776	$46,874,980	$(281,204)
BUY	EUR	Credit Suisse Group	2,008,529	1/11/13	2,638,223	2,605,280	(32,943)
BUY	EUR	Deutsche Bank AG	1,775,409	1/11/13	2,304,737	2,302,898	(1,839)
BUY	EUR	Merrill Lynch International Bank	1,875,697	1/11/13	2,452,382	2,432,982	(19,400)
SELL	EUR	Credit Suisse Group	1,282,844	1/11/13	1,657,280	1,663,987	(6,707)
SELL	EUR	Deutsche Bank AG	58,488,363	1/11/13	75,364,128	75,865,743	(501,615)
SELL	EUR	JP Morgan Chase Bank N.A	144,615,352	1/11/13	186,368,118	187,581,776	(1,213,658)
SELL	EUR	Merrill Lynch International Bank	566,867	1/11/13	733,761	735,288	(1,527)
SELL	EUR	UBS AG	118,964,815	12/17/12	153,523,499	154,266,730	(743,231)
SELL	GBP	Barclays Bank PLC.	71,743,035	1/11/13	114,700,848	115,749,373	(1,048,525)
SELL	GBP	Deutsche Bank AG	70,852,919	1/11/13	113,252,013	114,313,269	(1,061,256)

							$(4,911,905)

At October 31, 2012, the fund had cash collateral of $1,590,000 to cover any commitments for certain derivative contracts. Cash collateral is comprised of “Restricted cash” on the Statement of Assets and Liabilities.

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/12

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $4,012,343,699)	$4,527,112,564
Underlying affiliated funds, at cost and value	224,110,619
Total investments, at value, including $18,615,408 of securities on loan (identified cost, $4,236,454,318)	$4,751,223,183
Cash	1,212,129
Restricted cash	1,590,000
Receivables for
Forward foreign currency exchange contracts	96,700
Investments sold	8,701,037
Fund shares sold	10,203,218
Interest and dividends	11,396,854
Total assets	$4,784,423,121
Liabilities
Payables for
Distributions	$1,347,585
Forward foreign currency exchange contracts	4,911,905
Investments purchased	8,162,819
Fund shares reacquired	11,473,637
Collateral for securities loaned, at value	19,554,000
Payable to affiliates
Investment adviser	230,496
Shareholder servicing costs	2,134,553
Distribution and service fees	151,106
Payable for independent Trustees’ compensation	42,941
Accrued expenses and other liabilities	1,846,063
Total liabilities	$49,855,105
Net assets	$4,734,568,016
Net assets consist of
Paid-in capital	$4,240,369,434
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $1,383,577 deferred country tax)	508,488,889
Accumulated net realized gain (loss) on investments and foreign currency	(22,138,372)
Undistributed net investment income	7,848,065
Net assets	$4,734,568,016
Shares of beneficial interest outstanding	254,505,609

18

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$2,699,648,813	145,026,456	$18.61
Class B	265,747,859	14,328,749	18.55
Class C	739,959,300	39,893,636	18.55
Class I	462,849,401	24,795,585	18.67
Class R1	12,092,180	652,887	18.52
Class R2	116,173,356	6,253,586	18.58
Class R3	364,244,524	19,589,674	18.59
Class R4	73,569,581	3,949,878	18.63
Class R5	283,002	15,158	18.67

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $19.75 [100 / 94.25 x $18.61]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

19

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/12

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$170,674,070
Interest	9,072,036
Dividends from underlying affiliated funds	194,492
Foreign taxes withheld	(9,203,817)
Total investment income	$170,736,781
Expenses
Management fee	$25,420,575
Distribution and service fees	17,055,497
Shareholder servicing costs	5,837,507
Administrative services fee	592,581
Independent Trustees’ compensation	64,779
Custodian fee	776,616
Shareholder communications	279,879
Audit and tax fees	57,997
Legal fees	56,031
Miscellaneous	500,140
Total expenses	$50,641,602
Fees paid indirectly	(3,198)
Reduction of expenses by investment adviser	(15,453)
Net expenses	$50,622,951
Net investment income	$120,113,830
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$341,864,300
Foreign currency	17,615,995
Net realized gain (loss) on investments and foreign currency	$359,480,295
Change in unrealized appreciation (depreciation)
Investments (net of $1,383,577 increase in deferred country tax)	$26,507,189
Translation of assets and liabilities in foreign currencies	3,755,931
Net unrealized gain (loss) on investments and foreign currency translation	$30,263,120
Net realized and unrealized gain (loss) on investments and foreign currency	$389,743,415
Change in net assets from operations	$509,857,245

See Notes to Financial Statements

20

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 10/31
	2012	2011
Change in net assets
From operations
Net investment income	$120,113,830	$124,955,283
Net realized gain (loss) on investments and foreign currency	359,480,295	294,068,786
Net unrealized gain (loss) on investments and foreign currency translation	30,263,120	(102,126,526)
Change in net assets from operations	$509,857,245	$316,897,543
Distributions declared to shareholders
From net investment income	$(127,793,712)	$(107,809,098)
Change in net assets from fund share transactions	$397,900,256	$581,958,186
Total change in net assets	$779,963,789	$791,046,631
Net assets
At beginning of period	3,954,604,227	3,163,557,596
At end of period (including undistributed net investment income of $7,848,065 and $14,572,967, respectively)	$4,734,568,016	$3,954,604,227

See Notes to Financial Statements

21

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 10/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$17.11	$16.01	$13.79	$12.04	$20.71
Income (loss) from investment operations
Net investment income (d)	$0.51	$0.61	$0.47	$0.54	$0.34
Net realized and unrealized gain (loss) on investments and foreign currency	1.53	1.02	2.26	1.75	(7.53)
Total from investment operations	$2.04	$1.63	$2.73	$2.29	$(7.19)
Less distributions declared to shareholders
From net investment income	$(0.54)	$(0.53)	$(0.51)	$(0.47)	$(0.41)
From net realized gain on investments	—	—	—	(0.07)	(1.07)
Total distributions declared to shareholders	$(0.54)	$(0.53)	$(0.51)	$(0.54)	$(1.48)
Net asset value, end of period (x)	$18.61	$17.11	$16.01	$13.79	$12.04
Total return (%) (r)(s)(t)(x)	12.17	10.26	20.17	19.78	(37.21)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.02	1.04	1.07	1.10	1.05
Expenses after expense reductions (f)	1.02	1.04	1.07	1.10	1.04
Net investment income	2.90	3.62	3.20	4.44	1.95
Portfolio turnover	46	51	54	71	73
Net assets at end of period (000 omitted)	$2,699,649	$2,343,368	$1,947,269	$1,766,611	$1,593,003

See Notes to Financial Statements

22

Financial Highlights – continued

Class B	Years ended 10/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$17.05	$15.95	$13.75	$12.00	$20.64
Income (loss) from investment operations
Net investment income (d)	$0.37	$0.49	$0.36	$0.47	$0.21
Net realized and unrealized gain (loss) on investments and foreign currency	1.54	1.01	2.24	1.73	(7.51)
Total from investment operations	$1.91	$1.50	$2.60	$2.20	$(7.30)
Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.40)	$(0.40)	$(0.38)	$(0.27)
From net realized gain on investments	—	—	—	(0.07)	(1.07)
Total distributions declared to shareholders	$(0.41)	$(0.40)	$(0.40)	$(0.45)	$(1.34)
Net asset value, end of period (x)	$18.55	$17.05	$15.95	$13.75	$12.00
Total return (%) (r)(s)(t)(x)	11.39	9.47	19.18	18.94	(37.68)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.77	1.79	1.82	1.85	1.79
Expenses after expense reductions (f)	1.77	1.79	1.82	1.85	1.78
Net investment income	2.14	2.88	2.45	3.86	1.20
Portfolio turnover	46	51	54	71	73
Net assets at end of period (000 omitted)	$265,748	$233,107	$209,277	$196,483	$239,127

See Notes to Financial Statements

23

Financial Highlights – continued

Class C	Years ended 10/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$17.05	$15.96	$13.75	$12.01	$20.65
Income (loss) from investment operations
Net investment income (d)	$0.38	$0.48	$0.36	$0.45	$0.21
Net realized and unrealized gain (loss) on investments and foreign currency	1.53	1.01	2.25	1.74	(7.51)
Total from investment operations	$1.91	$1.49	$2.61	$2.19	$(7.30)
Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.40)	$(0.40)	$(0.38)	$(0.27)
From net realized gain on investments	—	—	—	(0.07)	(1.07)
Total distributions declared to shareholders	$(0.41)	$(0.40)	$(0.40)	$(0.45)	$(1.34)
Net asset value, end of period (x)	$18.55	$17.05	$15.96	$13.75	$12.01
Total return (%) (r)(s)(t)(x)	11.40	9.41	19.27	18.86	(37.64)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.77	1.79	1.82	1.85	1.80
Expenses after expense reductions (f)	1.77	1.79	1.82	1.85	1.79
Net investment income	2.15	2.86	2.44	3.67	1.20
Portfolio turnover	46	51	54	71	73
Net assets at end of period (000 omitted)	$739,959	$608,042	$459,807	$299,351	$262,113

See Notes to Financial Statements

24

Financial Highlights – continued

Class I	Years ended 10/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$17.15	$16.05	$13.82	$12.07	$20.74
Income (loss) from investment operations
Net investment income (d)	$0.57	$0.66	$0.50	$0.46	$0.39
Net realized and unrealized gain (loss) on investments and foreign currency	1.53	1.01	2.27	1.86	(7.54)
Total from investment operations	$2.10	$1.67	$2.77	$2.32	$(7.15)
Less distributions declared to shareholders
From net investment income	$(0.58)	$(0.57)	$(0.54)	$(0.50)	$(0.45)
From net realized gain on investments	—	—	—	(0.07)	(1.07)
Total distributions declared to shareholders	$(0.58)	$(0.57)	$(0.54)	$(0.57)	$(1.52)
Net asset value, end of period (x)	$18.67	$17.15	$16.05	$13.82	$12.07
Total return (%) (r)(s)(x)	12.54	10.50	20.50	20.03	(36.99)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.77	0.79	0.82	0.82	0.79
Expenses after expense reductions (f)	0.77	0.79	0.82	0.82	0.78
Net investment income	3.22	3.88	3.37	3.60	2.17
Portfolio turnover	46	51	54	71	73
Net assets at end of period (000 omitted)	$462,849	$286,562	$155,487	$39,175	$10,141

See Notes to Financial Statements

25

Financial Highlights – continued

Class R1	Years ended 10/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$17.03	$15.94	$13.73	$11.99	$20.63
Income (loss) from investment operations
Net investment income (d)	$0.37	$0.48	$0.36	$0.44	$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	1.53	1.01	2.25	1.75	(7.50)
Total from investment operations	$1.90	$1.49	$2.61	$2.19	$(7.30)
Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.40)	$(0.40)	$(0.38)	$(0.27)
From net realized gain on investments	—	—	—	(0.07)	(1.07)
Total distributions declared to shareholders	$(0.41)	$(0.40)	$(0.40)	$(0.45)	$(1.34)
Net asset value, end of period (x)	$18.52	$17.03	$15.94	$13.73	$11.99
Total return (%) (r)(s)(x)	11.35	9.42	19.28	18.90	(37.69)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.77	1.79	1.82	1.84	1.83
Expenses after expense reductions (f)	1.77	1.79	1.82	1.84	1.83
Net investment income	2.15	2.83	2.46	3.61	1.15
Portfolio turnover	46	51	54	71	73
Net assets at end of period (000 omitted)	$12,092	$11,686	$10,157	$9,674	$7,689

See Notes to Financial Statements

26

Financial Highlights – continued

Class R2	Years ended 10/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$17.07	$15.98	$13.77	$12.02	$20.67
Income (loss) from investment operations
Net investment income (d)	$0.46	$0.57	$0.43	$0.50	$0.29
Net realized and unrealized gain (loss) on investments and foreign currency	1.55	1.01	2.25	1.76	(7.51)
Total from investment operations	$2.01	$1.58	$2.68	$2.26	$(7.22)
Less distributions declared to shareholders
From net investment income	$(0.50)	$(0.49)	$(0.47)	$(0.44)	$(0.36)
From net realized gain on investments	—	—	—	(0.07)	(1.07)
Total distributions declared to shareholders	$(0.50)	$(0.49)	$(0.47)	$(0.51)	$(1.43)
Net asset value, end of period (x)	$18.58	$17.07	$15.98	$13.77	$12.02
Total return (%) (r)(s)(x)	11.99	9.94	19.83	19.52	(37.35)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.27	1.29	1.32	1.34	1.33
Expenses after expense reductions (f)	1.27	1.29	1.32	1.34	1.32
Net investment income	2.65	3.37	2.93	4.12	1.69
Portfolio turnover	46	51	54	71	73
Net assets at end of period (000 omitted)	$116,173	$101,994	$79,748	$61,470	$49,039

See Notes to Financial Statements

27

Financial Highlights – continued

Class R3	Years ended 10/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$17.09	$15.99	$13.78	$12.03	$20.69
Income (loss) from investment operations
Net investment income (d)	$0.51	$0.61	$0.47	$0.54	$0.34
Net realized and unrealized gain (loss) on investments and foreign currency	1.53	1.02	2.25	1.75	(7.53)
Total from investment operations	$2.04	$1.63	$2.72	$2.29	$(7.19)
Less distributions declared to shareholders
From net investment income	$(0.54)	$(0.53)	$(0.51)	$(0.47)	$(0.40)
From net realized gain on investments	—	—	—	(0.07)	(1.07)
Total distributions declared to shareholders	$(0.54)	$(0.53)	$(0.51)	$(0.54)	$(1.47)
Net asset value, end of period (x)	$18.59	$17.09	$15.99	$13.78	$12.03
Total return (%) (r)(s)(x)	12.19	10.27	20.12	19.80	(37.21)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.02	1.04	1.07	1.10	1.07
Expenses after expense reductions (f)	1.02	1.04	1.07	1.09	1.07
Net investment income	2.90	3.62	3.19	4.40	1.91
Portfolio turnover	46	51	54	71	73
Net assets at end of period (000 omitted)	$364,245	$324,613	$277,390	$39,450	$31,360

See Notes to Financial Statements

28

Financial Highlights – continued

Class R4	Years ended 10/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$17.12	$16.02	$13.80	$12.05	$20.71
Income (loss) from investment operations
Net investment income (d)	$0.56	$0.64	$0.52	$0.54	$0.36
Net realized and unrealized gain (loss) on investments and foreign currency	1.53	1.03	2.24	1.78	(7.50)
Total from investment operations	$2.09	$1.67	$2.76	$2.32	$(7.14)
Less distributions declared to shareholders
From net investment income	$(0.58)	$(0.57)	$(0.54)	$(0.50)	$(0.45)
From net realized gain on investments	—	—	—	(0.07)	(1.07)
Total distributions declared to shareholders	$(0.58)	$(0.57)	$(0.54)	$(0.57)	$(1.52)
Net asset value, end of period (x)	$18.63	$17.12	$16.02	$13.80	$12.05
Total return (%) (r)(s)(x)	12.50	10.52	20.45	20.06	(37.01)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.77	0.79	0.82	0.84	0.83
Expenses after expense reductions (f)	0.77	0.79	0.82	0.84	0.82
Net investment income	3.17	3.78	3.51	4.38	2.12
Portfolio turnover	46	51	54	71	73
Net assets at end of period (000 omitted)	$73,570	$45,233	$24,422	$12,760	$5,537

See Notes to Financial Statements

29

Financial Highlights – continued

Class R5	Year ended 10/31/12 (i)
Net asset value, beginning of period	$16.71
Income (loss) from investment operations
Net investment income (d)	$0.22
Net realized and unrealized gain (loss) on investments and foreign currency	1.96	(g)
Total from investment operations	$2.18
Less distributions declared to shareholders
From net investment income	$(0.22)
Net asset value, end of period (x)	$18.67
Total return (%) (r)(s)(x)	13.11	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.71	(a)
Expenses after expense reductions (f)	0.71	(a)
Net investment income	2.93	(a)
Portfolio turnover	46
Net assets at end of period (000 omitted)	$283
(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class inception, June 1, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower. Excluding the effect of the proceeds received from a non-recurring litigation settlement against Enron Corp., the Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, and Class R4 total returns for the year ended October 31, 2009 would have each been lower by approximately 0.62%.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

30

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Utilities Fund (the fund) is a series of MFS Series Trust VI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in securities of issuers in the utilities industry. Issuers in a single industry can react similarly to market, economic, political and regulatory conditions and developments. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In this reporting period the fund adopted FASB Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the

31

Notes to Financial Statements – continued

last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that

32

Notes to Financial Statements – continued

the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of October 31, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$2,895,444,237	$—	$—	$2,895,444,237
Brazil	290,657,507	—	—	290,657,507
Portugal	193,668,956	—	—	193,668,956
Spain	183,707,766	—	—	183,707,766
United Kingdom	175,729,482	—	—	175,729,482
Germany	96,472,983	—	—	96,472,983
France	66,568,194	—	—	66,568,194
Italy	61,277,713	—	—	61,277,713
Netherlands	60,495,303	—	—	60,495,303
Other Countries	336,040,005	10,640,785	—	346,680,790
Corporate Bonds	—	129,748,201	—	129,748,201
Commercial Mortgage-Backed Securities	—	67,732	—	67,732
Foreign Bonds	—	7,039,700	—	7,039,700
Short Term Securities	—	19,554,000	—	19,554,000
Mutual Funds	224,110,619	—	—	224,110,619
Total Investments	$4,584,172,765	$167,050,418	$—	$4,751,223,183

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(4,815,205)	$—	$(4,815,205)

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $10,640,785 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $735,311,681 would have been considered level 2 investments at the beginning of the

33

Notes to Financial Statements – continued

period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Repurchase Agreements – The fund entered into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2012 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange	$96,700	$(4,911,905)

34

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2012 as reported in the Statement of Operations:

Risk	Foreign Currency
Foreign Exchange	$18,924,049

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended October 31, 2012 as reported in the Statement of Operations:

Risk	Translation of Assets and Liabilities in Foreign Currencies
Foreign Exchange	$3,870,745

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures contracts and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as “Restricted cash”. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

35

Notes to Financial Statements – continued

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income, on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain

36

Notes to Financial Statements – continued

indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended October 31, 2012, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals, derivative transactions, and partnership adjustments.

37

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	10/31/12	10/31/11
Ordinary income (including any short-term capital gains)	$127,793,712	$107,809,098

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/12
Cost of investments	$4,266,990,330
Gross appreciation	682,976,179
Gross depreciation	(198,743,326)
Net unrealized appreciation (depreciation)	$484,232,853
Undistributed ordinary income	17,480,099
Undistributed long-term capital gain	1,893,775
Other temporary differences	(9,408,145)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 10/31/12 (i)	Year ended 10/31/11
Class A	$77,342,017	$68,160,970
Class B	5,779,215	5,338,418
Class C	15,857,428	13,038,900
Class I	12,568,489	7,637,795
Class R1	285,104	268,161
Class R2	3,126,244	2,695,865
Class R3	10,805,826	9,504,441
Class R4	2,027,105	1,164,548
Class R5	2,284	—
Total	$127,793,712	$107,809,098

(i)	For Class R5, the period is from inception, June 1, 2012, through the stated period end.

38

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $3 billion of average daily net assets	0.60%
Average daily net assets in excess of $3 billion	0.55%

Prior to September 30, 2012, the investment adviser had agreed in writing to reduce its management fee to 0.50% of average daily net assets in excess of $5 billion. This written agreement terminated on September 30, 2012. For the period ended November 1, 2011 through September 30, 2012, the fund’s average daily net assets did not exceed $5 billion and therefore, the management fee was not reduced. The management fee incurred for the year ended October 31, 2012 was equivalent to an annual effective rate of 0.58% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $1,512,319 for the year ended October 31, 2012, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$6,282,074
Class B	0.75%	0.25%	1.00%	1.00%	2,462,484
Class C	0.75%	0.25%	1.00%	1.00%	6,763,943
Class R1	0.75%	0.25%	1.00%	1.00%	120,622
Class R2	0.25%	0.25%	0.50%	0.50%	551,870
Class R3	—	0.25%	0.25%	0.25%	874,504
Total Distribution and Service Fees					$17,055,497

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2012 based on each class’ average daily net assets.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a

39

Notes to Financial Statements – continued

shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2012, were as follows:

Amount
Class A	$53,609
Class B	302,843
Class C	73,194

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2012, the fee was $1,129,474, which equated to 0.0260% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended October 31, 2012, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $4,708,033.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2012 was equivalent to an annual effective rate of 0.0136% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of

40

Notes to Financial Statements – continued

$547 and the Retirement Deferral plan resulted in an expense of $5,770. Both amounts are included in independent Trustees’ compensation for the year ended October 31, 2012. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $42,941 at October 31, 2012, and is included in “Payable for independent Trustees’ compensation” on the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended October 31, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $36,134 and are included in “Miscellaneous” expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $15,453, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” on the Statement of Operations. This money market fund does not pay a management fee to MFS.

On May 31, 2012, MFS purchased 5,984 shares of Class R5 for an aggregate amount of $100,000.

(4) Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $2,248,599,572 and $1,940,687,639, respectively.

41

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/12 (i)		Year ended 10/31/11
	Shares	Amount	Shares	Amount
Shares sold
Class A	42,608,241	$743,045,792	45,247,653	$771,271,810
Class B	3,014,186	52,238,081	3,138,421	53,197,529
Class C	9,635,216	166,865,227	11,632,366	197,332,848
Class I	15,323,622	267,753,908	12,528,276	215,245,352
Class R1	233,955	4,059,972	248,016	4,180,912
Class R2	1,999,166	34,721,877	2,319,102	39,433,822
Class R3	3,822,079	66,307,192	4,089,399	69,770,333
Class R4	2,392,794	41,314,262	1,595,504	27,572,050
Class R5	15,045	266,102	—	—
	79,044,304	$1,376,572,413	80,798,737	$1,378,004,656

Shares issued to shareholders in reinvestment of distributions
Class A	3,850,761	$67,418,972	3,396,801	$57,704,885
Class B	279,425	4,865,182	267,799	4,520,843
Class C	662,935	11,552,129	551,051	9,312,760
Class I	432,493	7,622,439	185,690	3,177,440
Class R1	16,401	284,812	15,893	268,006
Class R2	169,666	2,961,386	150,386	2,548,765
Class R3	618,381	10,805,741	560,400	9,504,431
Class R4	109,277	1,918,714	63,635	1,082,210
Class R5	125	2,284	—	—
	6,139,464	$107,431,659	5,191,655	$88,119,340

Shares reacquired
Class A	(38,416,945)	$(672,340,216)	(33,308,565)	$(563,243,302)
Class B	(2,638,708)	(45,820,077)	(2,849,918)	(48,095,172)
Class C	(6,067,291)	(106,315,894)	(5,336,141)	(90,049,573)
Class I	(7,667,713)	(135,063,786)	(5,695,783)	(94,232,792)
Class R1	(283,867)	(4,937,329)	(214,925)	(3,618,269)
Class R2	(1,888,969)	(33,049,238)	(1,486,922)	(25,268,672)
Class R3	(3,847,062)	(67,909,538)	(3,001,016)	(50,411,384)
Class R4	(1,194,999)	(20,667,508)	(541,238)	(9,246,646)
Class R5	(12)	(230)	—	—
	(62,005,566)	$(1,086,103,816)	(52,434,508)	$(884,165,810)

42

Notes to Financial Statements – continued

	Year ended 10/31/12 (i)		Year ended 10/31/11
	Shares	Amount	Shares	Amount

Net change
Class A	8,042,057	$138,124,548	15,335,889	$265,733,393
Class B	654,903	11,283,186	556,302	9,623,200
Class C	4,230,860	72,101,462	6,847,276	116,596,035
Class I	8,088,402	140,312,561	7,018,183	124,190,000
Class R1	(33,511)	(592,545)	48,984	830,649
Class R2	279,863	4,634,025	982,566	16,713,915
Class R3	593,398	9,203,395	1,648,783	28,863,380
Class R4	1,307,072	22,565,468	1,117,901	19,407,614
Class R5	15,158	268,156	—	—
	23,178,202	$397,900,256	33,555,884	$581,958,186

(i)	For Class R5, the period is from inception, June 1, 2012, through the stated period end.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended October 31, 2012, the fund’s commitment fee and interest expense were $29,062 and $0, respectively, and are included in “Miscellaneous” expense on the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	72,861,985	1,093,614,600	(942,365,966)	224,110,619

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$194,492	$224,110,619

43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust VI and Shareholders of MFS Utilities Fund:

We have audited the accompanying statement of assets and liabilities of MFS Utilities Fund (the Fund) (one of the portfolios comprising MFS Series Trust VI), including the portfolio of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Utilities Fund at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 19, 2012

44

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of December 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 67)	Trustee	December 2004	Private investor; Rouse Properties Inc. (real estate), Director	N/A

45

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A
J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A
Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Asset Management, Director and Senior Counsel (until 2012)	N/A

46

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008);	N/A
Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 41)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

47

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

48

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank One Chase Manhattan Plaza New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
Robert Persons Maura Shaughnessy

49

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2012 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2011 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

50

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2011, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 4th quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2011 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Lipper expense group median, and the Fund’s total expense ratio was lower than the Lipper expense group median.

51

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to institutional accounts, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $3 billion. The Trustees concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research, and various other

52

Board Review of Investment Advisory Agreement – continued

factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2012.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

53

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2012 income tax forms in January 2013. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

The fund designates $148,963 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 58.70% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

54

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

55

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

56

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to the series of the Registrant (the series referred to collectively as the “Funds” and singularly as a “Fund”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended October 31, 2012 and 2011, audit fees billed to the Funds by E&Y were as follows:

	Audit Fees
Fees billed by E&Y:	2012	2011
MFS Global Equity Fund	46,383	44,191
MFS Global Total Return Fund	52,876	50,440
MFS Utilities Fund	42,430	40,386
Total	141,689	135,017

For the fiscal years ended October 31, 2012 and 2011, fees billed by E&Y for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
Fees billed by E&Y:	2012	2011	2012	2011	2012	2011
To MFS Global Equity Fund	0	0	8,975	8,516	0	0
To MFS Global Total Return Fund	0	0	10,202	9,697	0	0
To MFS Utilities Fund	0	0	8,279	7,846	0	0
Total fees billed by E&Y To above Funds	0	0	27,456	26,059	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
Fees billed by E&Y:	2012	2011	2012	2011	2012	2011
To MFS and MFS Related Entities of MFS Global Equity Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS Global Total Return Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS Utilities Fund*	0	0	0	0	0	0

Aggregate fees for non-audit services:

	2012	2011[4]
To MFS Global Equity Fund, MFS and MFS Related Entities#	48,975	118,516
To MFS Global Total Return Fund, MFS and MFS Related Entities#	50,202	119,697
To MFS Utilities Fund, MFS and MFS Related Entities#	48,279	117,846

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[4]	E&Y fees reported in 2011 have been restated in this filing from those reported in the Registrant’s filing for the reporting period ended October 31, 2011.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST VI

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President

Date: December 19, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President (Principal Executive Officer)

Date: December 19, 2012

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: December 19, 2012

*	Print name and title of each signing officer under his or her signature.